SCHEDULE 14A (RULE 14A-101)
        INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant                           /X/

Filed by a party other than the registrant        / /

Check the appropriate box:

/ /  Preliminary proxy statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/X/  Definitive proxy statement

/ /  Definitive additional materials

/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                             QUAKER INVESTMENT TRUST
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
                                 NOT APPLICABLE

                           The Quaker Investment Trust
                       OFFERING THE QUAKER FAMILY OF FUNDS

     QUAKER CORE EQUITY FUND            QUAKER AGGRESSIVE GROWTH FUND
     QUAKER LARGE-CAP VALUE FUND        QUAKER MID-CAP VALUE FUND
     QUAKER SMALL-CAP VALUE FUND        QUAKER FIXED INCOME FUND

            1288 Valley Forge Road, Suite 76, Valley Forge, PA 19482

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 23, 2000

To the Shareholders of the Quaker Family of Funds:

     The Quaker Investment Trust (the "Trust") is holding a special meeting of its shareholders on Friday, June 23, 2000 at 10:00 a.m., Eastern Time. The meeting will be held at the Trust's offices, located at 1288 Valley Forge Road, Suite 76, Valley Forge, PA 19482.

     The Trust is a Massachusetts business trust, operating as a registered management investment company. The Trust has authorized the division of its shares into various series (each a "Fund" and together the "Funds")and currently offers shares of the following Funds to the public: Quaker Core Equity Fund; Quaker Aggressive Growth Fund; Quaker Large-Cap Value Fund; Quaker Mid-Cap Value Fund; Quaker Small-Cap Value Fund, and; Quaker Fixed Income Fund.

     The Trust further has authorized the division of its shares into various classes, each with different sales charges and/or ongoing fees. The table below briefly describes the various share classes currently offered by the Trust and identifies which Funds offer which share class. This proxy statement relates only to the No-Load shareholders of the Funds because the Trust has not yet begun offering its other share classes to the public.

------------------------------------------------------------------------------------------------------------------------
                           CLASS A SHARES ARE                             CLASS C SHARES ARE
                           OFFERED TO THE         CLASS B SHARES ARE      OFFERED WITHOUT SALES   NO-LOAD SHARES ARE
                           PUBLIC WITH A          OFFERED WITH A          LOADS, BUT WITH A       OFFERED WITHOUT SALES
                           FRONT-END SALES        DECLINING CONTINGENT    CONTINUING ADDITIONAL   CHARGES OR ADDITIONAL
FUND                       CHARGE.                DEFERRED SALES CHARGE.  SERVICING FEE.          ONGOING SERVICING FEES
------------------------------------------------------------------------------------------------------------------------
CORE EQUITY                          X                      X                       X                       X
------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH                    X                      X                       X                       X
------------------------------------------------------------------------------------------------------------------------
LARGE-CAP VALUE                      X                      X                       X                       X
------------------------------------------------------------------------------------------------------------------------
MID-CAP VALUE                        X                      X                       X                       X
------------------------------------------------------------------------------------------------------------------------
SMALL-CAP VALUE                      X                      X                       X                       X
------------------------------------------------------------------------------------------------------------------------
FIXED INCOME                         X                      X                       X                       X
------------------------------------------------------------------------------------------------------------------------

     The meeting is being held for the following purposes:

(1) To Approve a new Master Investment Advisory Agreement for all series of the Trust;

(2)  To approve new sub-advisory agreements for each series of the Trust;

(3)  To approve the conversion of No-Load shares to Class A shares; and

(4)  To transact such other business as may properly come before the meeting.

     You may vote at the meeting if you are the record owner of shares of any Fund as of the close of business on April 28, 2000. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting, please call the Trust at 1-800-220-8888 to inform them. If you do not expect to attend the meeting, please fill in, date, sign and return the proxy card in the enclosed, postage paid envelope.

     PLEASE VOTE NOW TO HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

     As always, we thank you for your confidence and support.

                                        By Order of the Board of Trustees,

                                        /s/ Jeffry H. King
                                        -----------------------
                                        JEFFRY H. KING
                                        Chairman

May 25, 2000

                           THE QUAKER INVESTMENT TRUST

     QUAKER CORE EQUITY FUND        QUAKER AGGRESSIVE GROWTH
     QUAKER LARGE-CAP VALUE FUND    QUAKER MID-CAP VALUE FUND
     QUAKER SMALL-CAP VALUE FUND    QUAKER FIXED INCOME FUND

            1288 Valley Forge Road, Suite 76, Valley Forge, PA 19482
                             Toll Free: 800-220-8888

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                               DATED MAY 25, 2000
--------------------------------------------------------------------------------


                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 23, 2000

WHAT IS HAPPENING?

     The Board of Trustees (the "Board") of the Quaker Investment Trust (the "Trust") has voted to call a special meeting of all shareholders of each of the six separate series listed above (each a "Fund" and together the "Funds"), in order to seek shareholder approval of three proposals relating to the Trust. The meeting will be held at the Trust's offices, located at 1288 Valley Forge Road, Suite 76, Valley Forge, PA 19482, at 10:00 a.m., Eastern Time, on Friday, June 23, 2000. If you expect to attend the meeting in person, please call the Trust at 1-800-220-8888 to inform them of your intentions.

WHAT ITEMS OF TRUST BUSINESS AM I BEING ASKED TO VOTE ON?

     The Board is asking you to approve three proposals: (1) Approve a new Master Investment Advisory Agreement for all Funds, (2) Approve new sub-investment advisory agreements for each Fund; and (3) Approve the conversion of No-Load shares to Class A shares.

WHICH PROPOSALS APPLY TO ME?

     The table below summarizes each proposal to be presented at the meeting and shows the Funds (and share classes) whose shareholders may vote for each proposal.

----------------------------------------------------------------------------------------------------------------------
                          PROPOSAL                                           WHICH SHAREHOLDERS MAY VOTE
----------------------------------------------------------------------------------------------------------------------
1.  Approving a new Master Investment Advisory Agreement
----------------------------------------------------------------------------------------------------------------------
2.  Approving a new sub-investment advisory agreement:

A.       For the Quaker Core Equity Fund                      A.  All Shareholders of the Core Equity Fund only.
B.       For the Quaker Aggressive Growth Fund                B.  All Shareholders of the Aggressive Growth Fund only.
C.       For the Quaker Large Cap Value Fund                  C.  All Shareholders of the Large-Cap Value Fund only.
D.       For the Quaker Mid-Cap Value Fund                    D.  All Shareholders of the Mid-Cap Value Fund only.
E.       For the Quaker Small-Cap Value Fund                  E.  All Shareholders of the Small-Cap Value Fund only.
F.       For the Quaker Fixed Income Fund                     F.  All Shareholders of the Fixed Income Fund only.
----------------------------------------------------------------------------------------------------------------------
3.  Approving the conversion of No-Load shares to Class A                   All shareholders of all Funds.
    shares.
----------------------------------------------------------------------------------------------------------------------

AM I ELIGIBLE TO VOTE?

     If you were the record owner of any shares of any Fund as of the close of business on April 28, 2000 (the "Record Date"), then you are eligible to vote on one or more of the proposals (See the table in the preceding paragraph to find out which proposals apply to you). The number of shares for each class of shares outstanding for each Fund as of the Record Date is listed in Appendix A to this proxy statement. Each share counts as one vote, and fractional shares count as fractional votes.

HOW DO I VOTE?

     VOTING BY PROXY

     The simplest and quickest way for you to vote is to complete, sign and date the enclosed proxy card and mail it back to the Trust in the envelope provided. The Board urges you to fill out and return your proxy card even if you plan to attend the meeting. Returning your proxy card will not affect your right to attend the meeting and vote.

     The Board has named Linda Coyne, Krista Ziegler, and David Ganley as proxies, and their names appear on your proxy card(s). By signing your proxy card and returning it, you are appointing those persons to vote for you at the meeting. If you properly fill in your proxy card and return it to the Trust in time to vote, one of the appointed proxies will vote your shares as you have directed. If you sign and return your proxy card, but do not make specific choices, one of the appointed proxies will vote your shares on each proposal as recommended by the Board.

     If an additional matter is presented for vote at the meeting, one of the appointed proxies will vote in accordance with his or her best judgment. At the time this proxy statement was printed, the Board was not aware of any other matter that needed to be acted upon at the meeting other than the three proposals discussed in this proxy statement.

     If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, or by notifying the Trust's secretary in writing, before the meeting, that you have revoked your proxy, at the following address: Ms. Laurie Keyes, The Quaker Investment Trust, 1288 Valley Forge Road, Valley Forge, PA 19482.

     VOTING IN PERSON

     If you attend the meting and wish to vote in person, you will be given a ballot when you arrive. If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the meeting. If you attend the meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

     The Board recommends that you vote "For" each of the proposals described in this proxy statement.

WHAT IS A QUORUM AND WHY IS IT IMPORTANT?

     A quorum is the number of outstanding shares, as of the Record Date, that must be present, in person or by proxy, in order for the Trust to hold a valid shareholder meeting. The Trust cannot hold a valid shareholder meeting unless there is a quorum of shareholders present in person or by proxy. The Trust's Agreement and Declaration of Trust requires that the presence, in person or by proxy, of a majority of the shares entitled to vote on a matter shall constitute a quorum, unless a larger number of shares is required pursuant to law. The table below sets forth the quorum required for each proposal to be voted at the meeting:

------------------------------------------------------------------------------------------------------------
                      PROPOSAL                                  NUMBER OF SHARES REQUIRED FOR QUORUM
------------------------------------------------------------------------------------------------------------
1.  Approving a new Master Investment Advisory         A majority of all outstanding shares (as of April 28,
    Agreement.                                         2000) of each Fund, with each Fund voting separately.
------------------------------------------------------------------------------------------------------------
2.  Approving New Sub-investment Advisory
    Agreements;

    A.  For the Quaker Core Equity Fund.               A.  A majority of the outstanding shares (as of
                                                           April 28, 2000) of the Core Equity Fund only.
    B.  For the Quaker Aggressive Growth Fund.         B.  A majority of the outstanding shares (as of
                                                           April 28, 2000) of the Aggressive Growth Fund
    C.  For the Quaker Large-Cap Value Fund.               only.
                                                       C.  A majority of the outstanding shares (as of
    D.  For the Quaker Mid-Cap Value Fund.                 April 28, 2000) of the Large-Cap Value Fund only.
                                                       D.  A majority of the outstanding shares (as of
    E.  For the Quaker Small-Cap Value Fund.               April 28, 2000) of the Mid-Cap Value Fund only.
                                                       E.  A majority of the outstanding shares (as of
    F.  For the Quaker Fixed Income Fund.                  April 28, 2000) of the Small-Cap Value Fund only
                                                       F.  A majority of the outstanding shares (as of
                                                           April 28, 2000) of the Fixed Income Fund only.
------------------------------------------------------------------------------------------------------------
3.  Approving the Conversion of No-Load shares to      A majority of the outstanding shares (as of April 28,
    Class A Shares.                                    2000) of each Fund, with each Fund voting separately.
------------------------------------------------------------------------------------------------------------

     Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker is not allowed to vote your shares on any of the Proposals unless it has received voting instructions from you. If your broker does not vote your shares on one or more Proposals because it has not received instructions from you, those shares will be considered broker non-votes.

     Broker non-votes and abstentions with respect to a proposal count as present for purposes of establishing a quorum, and count as votes cast against each Proposal.

WHAT IS THE VOTE NECESSARY TO APPROVE EACH PROPOSAL?

     The following table describes the votes needed to approve each Proposal:

-------------------------------------------------------------------------------------------------------------
                     PROPOSAL                                 NUMBER OF SHARES REQUIRED TO APPROVE;
-------------------------------------------------------------------------------------------------------------
1.  Approving a new Master Investment Advisory      The affirmative vote of a majority of the shares entitled
    Agreement for all Funds.                        to vote of each Fund is required to approve the Proposal
                                                    as to that Fund. Each Fund votes independently.
                                                    Accordingly, the shareholders of one Fund could approve
                                                    the Proposal and the shareholders of another Fund could
                                                    reject the Proposal.

                                                    The Board has decided that a Master Investment Advisory
                                                    Agreement is feasible only if it applies to all Funds of
                                                    the Trust. Accordingly, the Board has decided that, in
                                                    order for the Master Agreement to pass and take effect,
                                                    the affirmative vote of a majority of each Fund's
                                                    shareholders is required. If the shareholders of any one
                                                    Fund reject the Proposal, then the Proposal fails in its
                                                    entirety.
-------------------------------------------------------------------------------------------------------------

                                        3

-------------------------------------------------------------------------------------------------------------
2.  Approving New Sub-Investment Advisory
    Agreements;

    A.  For the Quaker Core Equity Fund.            A.  A majority of the outstanding shares entitled to
                                                        vote of the Core Equity Fund only.
    B.  For the Quaker Aggressive Growth Fund.      B.  A majority of the outstanding shares entitled to
                                                        vote of the Aggressive Growth Fund only.
    C.  For the Quaker Large-Cap Value Fund.        C.  A majority of the outstanding shares entitled to
                                                        vote of the Large-Cap Value Fund only.
    D.  For the Quaker Mid-Cap Value Fund.          D.  A majority of the outstanding shares entitled to
                                                        vote of the Mid-Cap Value Fund only.
    E.  For the Quaker Small-Cap Value Fund.        E.  A majority of the outstanding shares entitled to
                                                        vote of the Small-Cap Value Fund only.
    F.  For the Quaker Fixed Income Fund.           F.  A majority of the outstanding shares entitled to
                                                        vote of the Fixed Income Fund only.

                                                    Approval of this Proposal is contingent on the Approval
                                                    of Proposal # 1 by a majority of the outstanding shares
                                                    of each Fund. If the shareholders of any one Fund reject
                                                    Proposal # 1, Proposal # 2 fails automatically as to all
                                                    Funds. In such an event, the current investment adviser
                                                    to all Funds except the Aggressive Growth Fund and the
                                                    Fixed Income Fund would remain the same. For the
                                                    Aggressive Growth Fund and the Fixed Income Funds, the
                                                    Board would be forced to seek alternative solutions.
-------------------------------------------------------------------------------------------------------------
3. Approving the Conversion of No-Load Class        The affirmative vote of a majority of the shares entitled
    Shares to Class A Shares.                       to vote of each Fund is required to approve the
                                                    Proposal.  Each Fund votes separately.  Accordingly, the
                                                    shareholders of one or more Funds could approve the
                                                    Proposal and the shareholders of one or more Funds could
                                                    reject the Proposal.

                                                    Approval of this Proposal is not contingent on the
                                                    passage of any other Proposal.
-------------------------------------------------------------------------------------------------------------

     The Investment Company Act of 1940, as amended (the "1940 Act") defines a "majority" of the outstanding voting securities of a Fund as the lesser of
     (a) the vote of holders of at least 67% of the voting securities of the Fund present in person or by proxy, if more than 50% of such shares are present in person or by proxy; or (b) the vote of holders of more than 50% of the outstanding voting securities of the Fund.

     Broker non-votes will not count as votes cast and will have the effect of votes against each Proposal.

CAN THE MEETING BE ADJOURNED?

     The appointed proxies may propose to adjourn the meeting, either in order to solicit additional proxies or for other purposes. If there is a proposal to adjourn the meeting, the affirmative vote of a majority of the shares present at the meeting, in person or by proxy, is required to approve such proposal.

WHO IS PAYING THE COST OF THE SHAREHOLDER MEETING AND THIS PROXY SOLICITATION?

     The Trust is paying the costs of the shareholder meeting and proxy solicitation.

WHO DO I CALL IF I HAVE QUESTIONS?

     Please call the Trust at 1-800-220-8888 with any questions you may have relating to this proxy statement. Also, at your request, the Trust will send you a free copy of its most recent audited annual report. Simply call the Trust to request a copy of either report.
--------------------------------------------------------------------------------

PROPOSAL # 1. APPROVAL OF A NEW MASTER INVESTMENT ADVISORY AGREEMENT WITH QUAKER MANAGEMENT CORP.

WHICH SHAREHOLDERS VOTE FOR THIS PROPOSAL?

     All shareholders of record as of April 28, 2000 of all Funds vote for this proposal.

WHAT IS HAPPENING?

     After thoughtful consideration, the Board has decided that the Trust could be managed much more efficiently and investment advisory services could be monitored more closely if the Trust engaged a single company to provide overall investment management services to all Funds of the Trust, instead of separate investment advisers for each Fund, as is now the case.

WHY DOES THE BOARD WANT TO CHANGE THE INVESTMENT MANAGEMENT STRUCTURE OF THE FUNDS?

     Currently, each Fund of the Trust employs an investment adviser to provide investment advice to that Fund. The Board must oversee each investment adviser and generally supervise the activities of each adviser.

     After several years of operating in this manner, the Board has discovered that such an arrangement is cumbersome, labor intensive and expensive for each investment adviser to manage. Further, because the Board is responsible for the monitoring of the investment activities of each Fund, each investment adviser must provide periodic reports to the Board concerning its activities. Some of the information contained in the reports is duplicative of information contained in other reports, is time consuming, both for the investment adviser and the Trust, and there is always the potential that important information that the Board needs could be overlooked due to the number and volume of separate reports that the Board must review. Accordingly, the Board has decided to employ a single company to be responsible for the investment operations of all the Funds, to provide, or arrange to provide, day-to-day investment advisory services to each Fund, and to be primarily responsible to the Board for the conduct of each Fund's investment activities.

WHO HAS THE BOARD CHOSEN TO SERVE AS THE NEW INVESTMENT ADVISER?

     On April 12, 2000, the Board met to consider a new Investment Adviser for all the Funds, and after full deliberation, selected Quaker Management Corp. to serve in that capacity. Quaker Management Corp. ("QMC") is a Pennsylvania corporation doing business and registered with the Securities and Exchange Commission ("SEC") as an investment adviser.

     QMC's address is 1288 Valley Forge Road, Suite 75, Valley Forge, PA 19482. QMC is a new company formed specifically to act as Master Investment Adviser to the Trust. QMC is controlled by Jeffry H. King, who owns 100% of QMC's outstanding shares. Mr. King is currently the sole director of QMC. Mr. King is also a Trustee of the Trust and serves as Chairman of the Board.

     David C. Dameron is President of QMC and is responsible for the day-to-day activities of QMC. Mr. Dameron has been an investment professional for more than 13 years. He currently holds NASD Series 7 (General Securities Representative), Series 63 (State Securities Representative), Series 65 (Registered Investment Adviser), and Series 24 (General Securities Principal) licenses. Mr. Dameron also serves as an officer of the Trust in the capacity of President of each Fund. Mr. Dameron also serves as Chief Executive Officer of Quaker Financial Advisors, Inc., a Pennsylvania investment advisory company, and is a registered representative with Quaker Securities, Inc., a Pennsylvania broker/dealer company registered with the

     Securities and Exchange Commission. Prior to joining the Quaker Group, Mr. Dameron was Director of Marketing for the Killen Group, a Pennsylvania registered investment adviser, Berwyn Financial Services and the Berwyn Fund of Berwyn, Pennsylvania, and was a registered representative with Securities America of Omaha, Nebraska.

WHAT ARE QMC'S RESPONSIBILITIES?

     If you approve this proposal, QMC will become the new investment adviser to each Fund of the Trust. QMC will be responsible for the overall investment operations of all the Funds; it will be required to provide, or arrange to provide, day-to-day investment advisory services to each Fund, and it will be primarily responsible to the Board for the conduct of each Fund's investment activities.

     QMC will prepare quarterly reports to the Board concerning the investment activities of each Fund (or more frequently if the Board requires). QMC will be responsible for ensuring that the Funds are managed in accordance with their investment objectives and restrictions, all as set forth in the Trust's most current prospectus and statement of additional information, and QMC will be responsible for reporting any deviations to the Board and will be responsible for taking such corrective actions as the Board may direct.

     QMC will be authorized to engage persons, subject to shareholder approval, to serve one or more Funds as sub-advisers. These sub-advisers will provide day-to-day investment advice and choose the securities in which to invest to one or more Funds. The sub-advisers will be paid fees by QMC, will report directly to QMC, and QMC will be responsible to report to the Board for any errors or omissions made by a sub-adviser.

WHY IS MY VOTE REQUIRED?

     Whenever there is a material change to an investment management agreement, or a new investment adviser is chosen to serve a Fund, federal law requires that the shareholders of the Fund approve the selection. Because the Board has chosen QMC to serve as the new investment adviser to each Fund, the shareholders of each Fund must separately approve the Board's selection.

IF QMC BECOMES THE INVESTMENT ADVISER, WILL MY FEES INCREASE?

     If QMC becomes the new Investment Adviser to the Funds, the overall investment advisory fees charged to each Fund will increase by 0.05% annually for all Funds except the Aggressive Growth Fund, whose fees will increase by 0.30% annually, and the Fixed Income Fund, whose fees will increase by 0.30% annually. The Board believes that the increase in fees is minimal and the benefits to each Fund of having a general investment manager outweigh the slight increase in fees. A copy of the Master Investment Advisory Agreement approved by the Board is included as Exhibit 1 to this proxy.

     The table set forth below shows the aggregate investment advisory fees payable by each Fund for its fiscal year that ended on June 30, 1999, the investment advisory fees that would have been paid to QMC under the proposed new agreement, and the difference in aggregate investment advisory fees.

-----------------------------------------------------------------------------------------------------------
                                                          HYPOTHETICAL IA FEES          HYPOTHETICAL
                                                          PAYABLE UNDER NEW MASTER      DIFFERENCE IN FEES
                                AGGREGATE IA FEES AT      AGREEMENT AT JUNE 30, 1999    PAYABLE AT JUNE 30,
FUND                            JUNE 30, 1999                                           1999
-----------------------------------------------------------------------------------------------------------
Quaker Core Equity                          $109,971                      $117,302                   $7,331
-----------------------------------------------------------------------------------------------------------
Quaker Aggressive Growth                     $18,600                       $26,040                   $7,440
-----------------------------------------------------------------------------------------------------------
Quaker Large-Cap Value                       $16,846                       $17,969                   $1,123
-----------------------------------------------------------------------------------------------------------
Quaker Mid-Cap Value                         $70,885                       $75,611                   $4,726
-----------------------------------------------------------------------------------------------------------
Quaker Small-Cap Value                       $85,980                       $90,757                   $4,777
-----------------------------------------------------------------------------------------------------------
Quaker Fixed Income                          $30,773                       $51,288                  $20,515
-----------------------------------------------------------------------------------------------------------

     Jeffry H. King, the controlling shareholder and sole director of QMC, also serves as a Trustee for the Trust. Mr. King is not compensated for his services to the Trust as Trustee, but may receive compensation from QMC as a result of his ownership of QMC.

HOW WILL THE APPROVAL OF QMC AFFECT THE INVESTMENT MANAGEMENT OF  MY FUND?

     Your Fund shares will not change. You will own the same shares in the same Fund. Further, with the exception of the Quaker Aggressive Growth Fund and the Quaker Fixed Income Fund, each current investment adviser to each Fund has agreed to continue providing day-to-day investment advice to the Funds in the capacity of sub-advisers. QMC has proposed, and the Board has approved, the appointment of new sub-advisers to the Quaker Aggressive Growth Fund and the Quaker Fixed Income Fund. QMC and each sub-adviser have pledged to the Board that it will provide, or continue to provide, the same high quality investment management services to your Fund that your Fund has enjoyed in the past.

     Since QMC, and not the sub-advisers, will be primarily responsible for the reporting and monitoring functions previously shouldered entirely by the sub-advisers, the sub-advisers will now have more time to devote to investment management. The Board is confident that the new arrangement will allow the Funds to have a greater opportunity to prosper than under the current arrangement.

     Information concerning sub-advisers to each Fund is contained in the explanations relating to Proposal # 2.

WHAT HAPPENS IF QMC IS NOT APPROVED AS THE NEW INVESTMENT ADVISER?

     The Board has determined that, in order to achieve the benefits of a Master Investment Advisory arrangement, the arrangement must apply to ALL Funds of the Trust. However, federal law dictates that the shareholders of each Fund separately approve the Agreement. As a result, the shareholders of one or more Funds could reject the Proposal. If that happened, the hoped-for benefits of the arrangement would be destroyed. Accordingly, the Board has decided that for Proposal # 1 to take effect, a majority of the shareholders of all Funds must approve the appointment. If Proposal # 1 is rejected by one or more Funds, the Proposal will fail in its entirety. Also, if Proposal # 1 fails, Proposal # 2 will be moot as well. For the Trust to obtain the full benefits of the proposed changes, all of the Funds should approve the proposal.

     If Proposal # 1 is rejected, the Board will consider alternate investment management options.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON PROPOSAL # 1?

--------------------------------------------------------------------------------
           YOUR BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
                  RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL # 1.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PROPOSAL # 2.  APPROVAL OF NEW SUB-INVESTMENT ADVISORY AGREEMENTS

WHAT IS HAPPENING?

     As you read in the explanation of Proposal # 1 above, the Board is seeking your approval of QMC to serve as the new Master Investment Adviser for each Fund. If you and your fellow shareholders approve Proposal # 1, QMC will become the new Investment Adviser to all Funds. QMC has recommended to the Board that QMC be allowed to engage certain persons to serve as sub-advisers to each Fund. These persons, with the exception of the Quaker Aggressive Growth Fund and the Quaker Fixed Income Fund, are the same persons who currently serve as investment advisers to the Funds. The Board has approved the appointment of each of the persons described below to serve as sub-adviser to one or more Funds. The shareholders of each Fund will vote on whether to approve the sub-adviser separately. If Proposal # 1 is rejected, the current Advisers will continue to serve as advisers, except for the Aggressive Growth and Fixed Income Funds. Their situations are discussed below in subsections 2(b) and 2(e), respectively.

WHY IS MY VOTE REQUIRED?

     Whenever there is a material change to an investment management agreement, or a new investment adviser is chosen to serve a Fund, federal law requires that the shareholders of the Fund approve the selection. Because the Board has chosen QMC to serve as the new investment adviser to each Fund, the shareholders of each Fund must separately approve the Board's selection. Further, the same rules apply to the selection of sub-advisers. Whenever there is material change to a sub-investment advisory agreement, or a new agreement is approved by the Board, the shareholders of the affected Fund must approve the Board's selection.

WHICH SHAREHOLDERS VOTE FOR THIS PROPOSAL?

     Each new sub-advisory agreement, and the Fund to which it applies, is described in detail below. For each Fund, there is a description of which shareholders may vote for the Proposal. Please read the entire Proposal carefully to make sure you know which subsection(s) to vote on.

PROPOSAL # 2(A) NEW SUB-ADVISORY AGREEMENT FOR THE QUAKER CORE EQUITY FUND
--------------------------------------------------------------------------

WHICH SHAREHOLDERS VOTE FOR THIS PROPOSAL?

     You may vote on this Proposal only if you were a shareholder of record of shares of the Quaker Core Equity Fund on April 28, 2000.

WHO HAS THE BOARD CHOSEN TO SERVE AS THE FUND'S NEW SUB-ADVISER?

     Geewax, Terker & Co. ("GTC") currently serves as the investment adviser to the Fund. Under the current agreement with the Fund, GTC provides the Core Equity Fund with a continuous program of investment management, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities.

     QMC, with the Board's consent, has asked GTC to continue to serve the Fund as its sub-adviser and GTC has agreed to do so, subject to final shareholder approval.

WHY DID QMC AND THE BOARD CHOOSE GEEWAX, TERKER & CO.?

     As the current investment adviser to the Fund, GTC has achieved outstanding investment results for the Fund. For the Fund's fiscal year ending June 30, 1999, the Fund had a total return of 28.20%. For the Fund's fiscal year through March 31, 2000 (nine months), the Fund's total return was 24.53%. GTC has been recognized as one of the leading equity management firms in the nation. Both QMC and the Board have been very pleased with GTC's performance as investment adviser to the Fund, and both asked GTC to stay on as sub-adviser in order to provide continuity of day-to-day investment management for the Fund.

TELL ME SOMETHING ABOUT GTC'S BACKGROUND.

     GTC was established as a Pennsylvania partnership in 1982 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. GTC currently serves as investment adviser to over $8.2 billion in assets. GTC operates as an investment advisory firm, and has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Core Equity Fund, to individuals, pension and profit sharing plans, trusts, estates, charitable organizations and corporations since 1987. GTC's address is 99 Starr Street, Phoenixville, Pennsylvania 19460. GTC is controlled by John J. Geewax and Bruce E. Terker.

     John J. Geewax, general partner of GTC, has responsibility for the day-to-day management of the Fund's portfolio. Prior to establishing Geewax, Terker & Co. in 1982, Mr. Geewax served as a portfolio manager with Pennsylvania Asset Services beginning in 1980. He was also an instructor at the Wharton School of the University of Pennsylvania from 1980 to 1982.

     Messrs. Geewax and Terker, under the aegis Geewax, Terker & Co., have provided investment management services and counseling to a significant number of individual clients, large institutional clients and other registered investment companies, including the Noah Fund and Vanguard Trustees Equity Fund since founding the company. GTC has served as investment adviser to the Fund since November, 1998. Its current agreement with the Fund is up for renewal on October 19, 2000. For the Fund's fiscal year ending on June 30,

     1999, the Fund paid $109,971 in investment advisory fees to GTC, and GTC reimbursed the Fund for $16,165 in expenses.

WHAT ARE GTC'S RESPONSIBILITIES AS SUB-ADVISER TO THE FUND?

     GTC will be responsible for the day-to-day investments of the Fund and will choose the securities in which the Fund invests. GTC also will provide the Fund with investment advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. GTC will report to and be under the general supervision of QMC. QMC will have primary responsibility for the activities of GTC and will report to the Board with respect to GTC's activities.

IF GTC BECOMES THE SUB-ADVISER, WILL MY FEES INCREASE?

     If GTC becomes the new Sub-Adviser to the Fund, QMC will pay a portion of the fee it receives to GTC. Accordingly, your overall investment management fees will increase by 0.05% annually, the difference being the additional amount paid to QMC under the Master Investment Advisory Agreement. The Board believes that the increase in fees is minimal and the benefits to your Fund of having a general investment manager outweigh the slight increase in fees. GTC has agreed to serve as Sub-Adviser for the same fees it currently received as adviser. A copy of the Sub-Investment Advisory Agreement for the Fund as approved by the Board is included as Exhibit 2 to this proxy.

HOW WILL THE APPROVAL OF GTC AFFECT THE INVESTMENT MANAGEMENT OF  MY FUND?

     Your Fund shares will not change. QMC and GTC have each pledged to the Board that it will provide, or continue to provide, the same high quality investment management services to your Fund that your Fund has enjoyed in the past.

     Since QMC, and not GTC, will be primarily responsible for the reporting and monitoring functions previously shouldered entirely by GTC, GTC will now have more time to devote to investment management. The Board is confident that the new arrangement will allow your Fund to have a greater opportunity to prosper than under the current arrangement.

WHAT HAPPENS IF GTC IS NOT APPROVED AS THE NEW SUB-ADVISER?

     Your vote on this Proposal is only valid if Proposal # 1 has passed as to all Funds. If Proposal # 1 is rejected, the situation with your Fund will remain as it was and GTC will continue to serve as the Fund's investment adviser. However, if Proposal # 1 is approved and you reject this Proposal, then QMC will be the sole provider of investment advisory services to your Fund.

     If you and your fellow shareholders reject this Proposal, the Board will consider alternate investment management options.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON PROPOSAL # 2(A)?

--------------------------------------------------------------------------------
     YOUR BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS
                      THAT YOU VOTE "FOR" PROPOSAL # 2(A).
--------------------------------------------------------------------------------

PROPOSAL # 2(B) NEW SUB-ADVISORY AGREEMENT FOR THE QUAKER AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

WHICH SHAREHOLDERS VOTE FOR THIS PROPOSAL?

     You may vote on this Proposal only if you were a shareholder of record of shares of the Quaker Aggressive Growth Fund on April 28, 2000.

WHO HAS THE BOARD CHOSEN TO SERVE AS THE FUND'S NEW SUB-ADVISER?

     DG Capital Management, Inc. ("DGCM") the former investment adviser to the Fund, resigned as investment adviser effective April 30, 2000. On April 12, 2000, the Board met to choose a successor to DGCM, and appointed QMC to be the Investment Adviser, subject to final shareholder approval. The Board's reasons for choosing QMC are contained in the discussion relating to Proposal # 1. QMC, for the reasons discussed below, recommended to the Board that Quaker Financial Advisors, Inc. ("QFA"), a Pennsylvania corporation, be appointed as the new Sub-Adviser to the Fund. After full deliberation, the Board unanimously approved QFA as the new Sub-Adviser and recommends that you and your fellow shareholders approve the Board's selection.

WHY DID QMC AND THE BOARD CHOOSE QUAKER FINANCIAL ADVISORS, INC.?

     DGCM resigned as investment adviser to the Fund because DGCM, for a variety of business reasons, withdrew its federal registration as an investment adviser. Generally, an entity may not serve as an investment adviser to a mutual fund unless that entity is registered as an investment adviser with the Securities and Exchange Commission. Once DGCM withdrew its registration, it was no longer eligible to serve as investment adviser to the Fund.

     Mr. Manu Daftary is the President of DGCM and the firm's sole shareholder. He also was the Fund's portfolio manager and has been responsible for the day-to-day management of the Fund's portfolio since its inception. He has been with DGCM since July 1996. Previously Mr. Daftary was a portfolio manager with Greenville Capital Management during 1995 and early 1996; was Senior Vice President/Portfolio Manager with Hellman, Jordan Management Company from 1993-1995; was co-manager of the institutional growth stock portfolio with Geewax, Terker & Co. from 1988-1993.

     The Board has been extremely pleased with Mr. Daftary's investment management of the Fund and was very saddened at the news that DGCM was resigning as investment adviser to the Fund. However, Quaker Financial Advisors. Inc. ("QFA") approached Mr. Daftary and asked him to join the firm as an employee and portfolio manager. Mr. Daftary agreed to do so. When the Board was informed that QFA had obtained the services of Mr.
     Daftary and that he would be available to continue providing investment advice to the Fund, the Board gave great weight to that fact in its decision as to whether or not to engage QFA as Sub-Adviser.

     By appointing QFA as Sub-Adviser, the Fund will continue to benefit from the services of Mr. Daftary. Although past performance is no guarantee of future results, Mr. Daftary's management of the Fund has been excellent. For the Fund's fiscal year ending June 30, 1999, the Fund had a total return of 49.50%. For the Fund's fiscal year through March 30, 2000, the Fund's total return was 77.21%.

TELL ME SOMETHING ABOUT QFA'S BACKGROUND.

     QFA was established as a Pennsylvania corporation in 1998 , and is registered under the Investment Advisors Act of 1940, as amended. QFA currently serves as investment advisor to over $20 million in assets. QFA has been rendering investment counsel to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations and corporations since 1998. QFA's address is 1288 Valley Forge Road, Suite 76, Valley Forge, PA 19482. QFA is controlled by Mr. Jeffry H. King, who is also a Trustee of the Trust and Chairman of the Board. Mr. David C. Dameron is President of QFA and is also an officer of the Trust, serving as President of each Fund. Mr. King is the sole director of QFA.

     Mr. Manu Daftary serves as Portfolio Manager for QFA and will have day-to-day responsibility for choosing the investments of the Fund.

     In selecting portfolio companies for the Fund, the QFA will continue to manage the Fund as it has in the past, seeking a balance between investing in "special situation" companies and investing in the securities of companies that have high or accelerating profitability, an element of franchise value, and reasonable valuations. In purchasing securities for the Fund, the Fund's Advisor looks for two primary characteristics: 1) superior risk/reward due to inefficient pricing of the security due to lack of research coverage; and 2) a measure of downside risk protection due to the company's low correlation to the capital markets.

WHAT ARE QFA'S RESPONSIBILITIES AS SUB-ADVISER TO THE FUND?

     QFA will be responsible for the day-to-day investments of the Fund and will choose the securities in which the Fund invests. QFA also will provide the Fund with investment advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. QFA will report to and be under the general supervision of QMC. QMC will have primary responsibility for the activities of QFA and will report to the Board with respect to QFA's activities.

IF QFA BECOMES THE SUB-ADVISER, WILL MY FEES INCREASE?

     If QFA becomes the new Sub-Adviser to the Fund, QMC will pay a portion of the fee it receives to QFA. Accordingly, your overall investment management fees will increase by 0.30% annually, the difference being the additional amount paid to QMC under the Master Investment Advisory Agreement (1.05% to QMC vs 0.75% to DGCM). The Board believes that the benefits to your Fund of having a general investment manager outweigh the increase in fees. Further, it was important to the Board that Mr. Daftary be available to continue providing day-to-day investment advice to the Fund, and The Board concluded, in the exercise of its reasonable business judgment, that the benefits to the Fund of having Mr. Daftary's continued services outweighed the additional costs. A copy of the Sub-Investment Advisory Agreement for the Fund as approved by the Board is included as Exhibit 3 to this proxy. Mr. King, as sole shareholder and director of QFA, may receive compensation from QFA from the advisory fees QFA receives for its services to the Fund. Mr. King, as sole shareholder of QMC, may receive additional compensation from QMC from the advisory fees QMC receives for its services to the Fund.

     For the Fund's fiscal year ended June 30, 1999, the Fund paid $18,600 in investment advisory fees and DGMC reimbursed the Fund for $16,878 in expenses.

HOW WILL THE APPROVAL OF QFA AFFECT THE INVESTMENT MANAGEMENT OF  MY FUND?

     Your Fund shares will not change. QMC and QFA have each pledged to the Board that it will provide, or continue to provide, the same high quality investment management services to your Fund that your Fund has enjoyed in the past.

     Since QMC, and not QFA, will be primarily responsible for the reporting and monitoring functions previously shouldered entirely by QFA, QFA will now have more time to devote to investment management. The Board is confident that the new arrangement will allow your Fund to have a greater opportunity to prosper than under the current arrangement.

WHAT HAPPENS IF QFA IS NOT APPROVED AS THE NEW SUB-ADVISER?

     Your vote on this Proposal is only valid if Proposal # 1 has passed as to all Funds. If Proposal # 1 is rejected, the Trust will have to solicit your vote on an alternative arrangement. That solicitation will take some time, and there is the possibility that your Fund could be without the services of an investment adviser for some period of time during the pendency of the next solicitation. Further, failure to approve Proposal # 1 and this proposal would result in significant increased expense to the Fund in choosing a new adviser and gaining your approval of that choice.

     If Proposal # 1 is approved, but you reject this Proposal, QFM will be the sole investment manager for the Fund.

     If you and your fellow shareholders reject this Proposal, the Board will consider alternate investment management options.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON PROPOSAL # 2(B)?

--------------------------------------------------------------------------------
     YOUR BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS
                      THAT YOU VOTE "FOR" PROPOSAL # 2(B).
--------------------------------------------------------------------------------

PROPOSAL # 2(C) NEW SUB-ADVISORY AGREEMENT FOR THE QUAKER LARGE-CAP VALUE FUND
------------------------------------------------------------------------------

WHICH SHAREHOLDERS VOTE FOR THIS PROPOSAL?

     You may vote on this Proposal only if you were a shareholder of record of shares of the Quaker Large-Cap Value Fund on April 28, 2000.

WHO HAS THE BOARD CHOSEN TO SERVE AS THE FUND'S NEW SUB-ADVISER?

     Compu-Val Investments, Inc. ("CVI") has served as the investment adviser to the Fund since February, 1999. CVI's current agreement with the Fund expires on February 26, 2001. CVI currently provides the Fund with a continuous program of investment management, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement with the Trust. The Board has asked CVI to continue to serve the Fund as Sub-Adviser, and CVI has agreed to do so, subject to final shareholder approval.

     By appointing CVI as Sub-Adviser, the Fund will continue to benefit from their investment management services.

TELL ME SOMETHING ABOUT CVI'S BACKGROUND.

     CVI was established as a Delaware corporation in 1974 and is registered under the Investment Advisers Act of 1940, as amended. CVI currently serves as investment adviser to over $170 million in assets. CVI has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Large-Cap Value Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations and corporations since 1974. CVI's address is 1702 Lovering Avenue, Wilmington, Delaware, 19806. CVI is controlled by James Kalil, Ph.D. and Donald J. Kalil.

     Christopher O'Keefe, Director of Equity Research for CVI since 1995, is the Fund's portfolio manager. Previously, Mr. O'Keefe was an investment analyst with CoreStates Investment Advisors, Philadelphia, PA , since 1989.

WHAT ARE CVI'S RESPONSIBILITIES AS SUB-ADVISER TO THE FUND?

     CVI will be responsible for the day-to-day investments of the Fund and will choose the securities in which the Fund invests. CVI also will provide the Fund with investment advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. CVI will report to and be under the general supervision of QMC. QMC will have primary responsibility for the activities of CVI and will report to the Board with respect to CVI's activities.

IF CVI BECOMES THE SUB-ADVISER, WILL MY FEES INCREASE?

     If CVI becomes the new Sub-Adviser to the Fund, QMC will pay a portion of the fee it receives to CVI. Accordingly, your overall investment management fees will increase by 0.05% annually, the difference being the additional amount paid to QMC under the Master Investment Advisory Agreement. The Board believes that the increase in fees is minimal and the benefits to your Fund of having a general investment manager outweigh the slight increase in fees. CVI has agreed to serve as Sub-Adviser for the same fees that it received as adviser. A copy of the Sub-Investment Advisory Agreement for the Fund as approved by the Board is included as Exhibit 4 to this proxy. For its fiscal year ended on June 30, 1999, the Fund paid $16,846 to CVI and CVI reimbursed the Fund for $7,883 in expenses.

HOW WILL THE APPROVAL OF CVI AFFECT THE INVESTMENT MANAGEMENT OF  MY FUND?

     Your Fund shares will not change. QMC and CVI have each pledged to the Board that it will provide, or continue to provide, the same high quality investment management services to your Fund that your Fund has enjoyed in the past.

     Since QMC, and not CVI, will be primarily responsible for the reporting and monitoring functions previously shouldered entirely by CVI, CVI will now have more time to devote to investment management. The Board is confident that the new arrangement will allow your Fund to have a greater opportunity to prosper than under the current arrangement.

WHAT HAPPENS IF CVI IS NOT APPROVED AS THE NEW SUB-ADVISER?

     Your vote on this Proposal is only valid if Proposal # 1 has passed as to all Funds. If Proposal # 1 is rejected, the situation with your Fund will remain as it was and CVI will continue to serve as the Fund's investment adviser. However, if Proposal # 1 is approved and you reject this Proposal, then QMC will be the sole provider of investment advisory services to your Fund.

     If you and your fellow shareholders reject this Proposal, the Board will consider alternate investment management options.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON PROPOSAL # 2(C)?

--------------------------------------------------------------------------------
     YOUR BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS
                      THAT YOU VOTE "FOR" PROPOSAL # 2(C).
--------------------------------------------------------------------------------

PROPOSAL # 2(D) NEW SUB-ADVISORY AGREEMENT FOR THE QUAKER MID-CAP VALUE FUND
----------------------------------------------------------------------------

WHICH SHAREHOLDERS VOTE FOR THIS PROPOSAL?

     You may vote on this Proposal only if you were a shareholder of record of shares of the Quaker Mid-Cap Value Fund on April 28, 2000.

WHO HAS THE BOARD CHOSEN TO SERVE AS THE FUND'S NEW SUB-ADVISER?

     Compu-Val Investments, Inc. ("CVI") has served as the investment adviser to the Fund since February 26, 1999. CVI currently provides the Fund with a continuous program of investment management, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement with the Trust which will expire on February 26, 2001. The Board has asked CVI to continue to serve the Fund as Sub-Adviser, and CVI has agreed to do so, subject to final shareholder approval.

     By appointing CVI as Sub-Adviser, the Fund will continue to benefit from their investment management services. CVI has served as investment adviser to the Fund since the Fund's inception.

TELL ME SOMETHING ABOUT CVI'S BACKGROUND.

     CVI was established as a Delaware corporation in 1974 and is registered under the Investment Advisers Act of 1940, as amended. CVI currently serves as investment adviser to over $170 million in assets. CVI has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Large-Cap Value Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations and corporations since 1974. CVI's address is 1702 Lovering Avenue, Wilmington, Delaware, 19806. CVI is controlled by James Kalil, Ph.D. and Donald J. Kalil.

     Christopher O'Keefe, Director of Equity Research for CVI since 1995, is the Fund's portfolio manager. Previously, Mr. O'Keefe was an investment analyst with CoreStates Investment Advisors, Philadelphia, PA , since 1989.

WHAT ARE CVI'S RESPONSIBILITIES AS SUB-ADVISER TO THE FUND?

     CVI will be responsible for the day-to-day investments of the Fund and will choose the securities in which the Fund invests. CVI also will provide the Fund with investment advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. CVI will report to and be under the general supervision of QMC. QMC will have primary responsibility for the activities of CVI and will report to the Board with respect to CVI's activities.

IF CVI BECOMES THE SUB-ADVISER, WILL MY FEES INCREASE?

     If CVI becomes the new Sub-Adviser to the Fund, QMC will pay a portion of the fee it receives to CVI. Accordingly, your overall investment management fees will increase by 0.05% annually, the difference being the additional amount paid to QMC under the Master Investment Advisory Agreement. The Board believes that the increase in fees is minimal and the benefits to your Fund of having a general investment manager outweigh the slight increase in fees. CVI has agreed to serve as Sub-Adviser for the same fees that it received as adviser. A copy of the Sub-Investment Advisory Agreement for the Fund as approved by the Board is included as Exhibit 4 to this proxy. For the Fund's fiscal year ended on June 30, 1999, the Fund paid $70,885 in investment advisory fees to CVI and CVI reimbursed the Fund for $16,746 in expenses.

HOW WILL THE APPROVAL OF CVI AFFECT THE INVESTMENT MANAGEMENT OF  MY FUND?

     Your Fund shares will not change. QMC and CVI have each pledged to the Board that it will provide, or continue to provide, the same high quality investment management services to your Fund that your Fund has enjoyed in the past.

     Since QMC, and not CVI, will be primarily responsible for the reporting and monitoring functions previously shouldered entirely by CVI, CVI will now have more time to devote to investment management. The Board is confident that the new arrangement will allow your Fund to have a greater opportunity to prosper than under the current arrangement.

WHAT HAPPENS IF CVI IS NOT APPROVED AS THE NEW SUB-ADVISER?

     Your vote on this Proposal is only valid if Proposal # 1 has passed as to all Funds. If Proposal # 1 is rejected, the situation with your Fund will remain as it was and CVI will continue to serve as the Fund's investment adviser. However, if Proposal # 1 is approved and you reject this Proposal, then QMC will be the sole provider of investment advisory services to your Fund.

     If you and your fellow shareholders reject this Proposal, the Board will consider alternate investment management options.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON PROPOSAL # 2(D)?

--------------------------------------------------------------------------------
     YOUR BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS
                      THAT YOU VOTE "FOR" PROPOSAL # 2(D).
--------------------------------------------------------------------------------

PROPOSAL # 2(E) NEW SUB-ADVISORY AGREEMENT FOR THE QUAKER SMALL-CAP VALUE FUND
------------------------------------------------------------------------------

WHICH SHAREHOLDERS VOTE FOR THIS PROPOSAL?

     You may vote on this Proposal only if you were a shareholder of record of shares of the Quaker Small-Cap Value Fund on April 28, 2000.

WHO HAS THE BOARD CHOSEN TO SERVE AS THE FUND'S NEW SUB-ADVISER?

     Aronson + Partners ("Aronson") currently provides the Quaker Small-Cap Value Fund with a continuous program of investment management, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an amended Investment Advisory Agreement
     ("Advisory Agreement") with the Trust, dated October 19, 1998. The Agreement is due to expire on October 19, 2000. The Board has asked Aronson to continue to serve the Fund as Sub-Adviser, and Aronson has agreed to do so, subject to final shareholder approval.

     By appointing Aronson as Sub-Adviser, the Fund will continue to benefit from their investment management services.

TELL ME SOMETHING ABOUT ARONSON'S BACKGROUND.

     Aronson was established as a Pennsylvania partnership in 1984 and is registered as an investment Advisor under the Investment Advisors Act of 1940, as amended. Aronson currently serves as investment advisor to over $4.2 billion in assets. Aronson has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Small-Cap Value Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations and corporations since its inception in 1984. Aronson's address is 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19012. Aronson is controlled by Theodore R. Aronson.

     Mr. Aronson has been responsible for day-to-day management of the Fund's portfolio since its inception. He has been with Aronson since August 1984. Previously Mr. Aronson was a partner with Addison Capital Management.

WHAT ARE ARONSON'S RESPONSIBILITIES AS SUB-ADVISER TO THE FUND?

     Aronson will be responsible for the day-to-day investments of the Fund and will choose the securities in which the Fund invests. Aronson also will provide the Fund with investment advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. Aronson will report to and be under the general supervision of QMC. QMC will have primary responsibility for the activities of Aronson and will report to the Board with respect to Aronson's activities.

IF ARONSON BECOMES THE SUB-ADVISER, WILL MY FEES INCREASE?

     If Aronson becomes the new Sub-Adviser to the Fund, QMC will pay a portion of the fee it receives to Aronson. Accordingly, your overall investment management fees will increase by 0.05% annually, the difference being the additional amount paid to QMC under the Master Investment Advisory Agreement. The Board believes that the increase in fees is minimal and the benefits to your Fund of having a general investment manager outweigh the slight increase in fees. Aronson has agreed to serve as Sub-Adviser for the same fees that it received as adviser. A copy of the Sub-Investment Advisory Agreement for the Fund as approved by the Board is included as
     Exhibit 5 to this proxy. For the Fund's fiscal year ended June 30, 1999, the Fund paid $85,980 in investment advisory fees to Aronson and Aronson reimbursed the Fund for $29,827 in expenses.

HOW WILL THE APPROVAL OF ARONSON AFFECT THE INVESTMENT MANAGEMENT OF  MY FUND?

     Your Fund shares will not change. QMC and Aronson have each pledged to the Board that it will provide, or continue to provide, the same high quality investment management services to your Fund that your Fund has enjoyed in the past.

     Since QMC, and not Aronson, will be primarily responsible for the reporting and monitoring functions previously shouldered entirely by Aronson, Aronson will now have more time to devote to investment management. The Board is confident that the new arrangement will allow your Fund to have a greater opportunity to prosper than under the current arrangement.

WHAT HAPPENS IF ARONSON IS NOT APPROVED AS THE NEW SUB-ADVISER?

     Your vote on this Proposal is only valid if Proposal # 1 has passed as to all Funds. If Proposal # 1 is rejected, the situation with your Fund will remain as it was and Aronson will continue to serve as the Fund's investment adviser. However, if Proposal # 1 is approved and you reject this Proposal, then QMC will be the sole provider of investment advisory services to your Fund.

     If you and your fellow shareholders reject this Proposal, the Board will consider alternate investment management options.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON PROPOSAL # 2(E)?

--------------------------------------------------------------------------------
     YOUR BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS
                      THAT YOU VOTE "FOR" PROPOSAL # 2(E).
--------------------------------------------------------------------------------

PROPOSAL # 2(F) NEW SUB-ADVISORY AGREEMENT FOR THE QUAKER FIXED INCOME FUND
---------------------------------------------------------------------------

WHICH SHAREHOLDERS VOTE FOR THIS PROPOSAL?

     You may vote on this Proposal only if you were a shareholder of record of shares of the Quaker Fixed Income Fund on April 28, 2000.

WHO HAS THE BOARD CHOSEN TO SERVE AS THE FUND'S NEW SUB-ADVISER?

     Fiduciary Asset Management Co. ("FAMCO") the former investment adviser to the Fund, resigned as investment adviser effective December 31, 1999. FAMCO resigned for business and economic reasons. On December 17, 1999, the Board met to choose a successor to FAMCO, and after a diligent search appointed ALM Advisors, Inc. ("ALM") to serve as the new Investment Adviser on an interim basis and to serve as the New Sub-Adviser permanently if approved by you and your fellow shareholders. ALM succeeded to FAMCO on February 29, 2000. During the interim, the Fund was managed by management of the Trust, under the general supervision of the Board.

TELL ME SOMETHING ABOUT ALM'S BACKGROUND.

     ALM was established as a California corporation in 1995 , and is registered under the Investment Advisors Act of 1940, as amended. ALM currently serves as investment advisor to over $136 million in assets. ALM has been rendering investment counsel to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations and corporations since 1995. ALM 's address is 750 East Green Street, Suite 315, Pasadena, CA 91101. ALM is controlled by Mr. Jeffry G. Rollert.

     Mr. Rollert serves as Portfolio Manager for ALM and will have day-to-day responsibility for choosing the investments of the Fund.

WHAT ARE QFA'S RESPONSIBILITIES AS SUB-ADVISER TO THE FUND?

     ALM will be responsible for the day-to-day investments of the Fund and will choose the securities in which the Fund invests. ALM also will provide the Fund with investment advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. ALM will report to and be under the general supervision of QMC. QMC will have primary responsibility for the activities of ALM and will report to the Board with respect to ALM's activities.

IF ALM BECOMES THE SUB-ADVISER, WILL MY FEES INCREASE?

     If ALM becomes the new Sub-Adviser to the Fund, QMC will pay a portion of the fee it receives to ALM. Accordingly, your overall investment management fees will increase by 0.30% annually, the difference being the additional amount paid to QMC under the Master Investment Advisory Agreement. The Board believes that the increase in fees is minimal and the benefits to your Fund of having a general investment manager outweigh the slight increase in fees. A copy of the Sub-Investment Advisory Agreement for the Fund as approved by the Board is included as Exhibit 6 to this proxy.

HOW WILL THE APPROVAL OF ALM AFFECT THE INVESTMENT MANAGEMENT OF  MY FUND?

     Your Fund shares will not change. QMC and ALM have each pledged to the Board that it will provide the same high quality investment management services to your Fund that your Fund has enjoyed in the past.

     Since QMC, and not ALM, will be primarily responsible for the reporting and monitoring functions previously shouldered entirely by ALM, ALM will now have more time to devote to investment management. The Board is confident that the new arrangement will allow your Fund to have a greater opportunity to prosper than under the current arrangement.

WHAT HAPPENS IF ALM IS NOT APPROVED AS THE NEW SUB-ADVISER?

     Your vote on this Proposal is only valid if Proposal # 1 has passed as to all Funds. If Proposal # 1 is rejected, the Trust will have to solicit your vote on an alternative arrangement. That solicitation will take some time, and there is the possibility that your Fund could be without the services of an investment adviser for some period of time during the pendency of the next solicitation. Further, failure to approve Proposal # 1 and this proposal would result in significant increased expense to the Fund in choosing a new adviser and gaining your approval of that choice.

     If Proposal # 1 is approved, but you reject this Proposal, QFM will be the sole investment manager for the Fund.

     If you and your fellow shareholders reject this Proposal, the Board will consider alternate investment management options.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON PROPOSAL # 2(F)?

--------------------------------------------------------------------------------
     YOUR BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS
                      THAT YOU VOTE "FOR" PROPOSAL # 2(F).
--------------------------------------------------------------------------------

PROPOSAL # 3. CONVERSION OF NO-LOAD CLASS SHARES TO CLASS A SHARES
------------------------------------------------------------------

WHO MAY VOTE ON THIS PROPOSAL?

     All shareholders (as of April 28, 2000) of all Funds may vote on this Proposal. Shareholders of each Fund vote separately. That means that the shareholders of one or more Funds may approve the Proposal and the shareholders of one or more Funds may reject the Proposal.

WHY IS THE TRUST SEEKING TO CONVERT NO-LOAD CLASS SHARES TO CLASS A SHARES?

     In addition to its No-Load shares, the Trust has registered and is preparing to offer Class A, Class B and Class C shares on each Fund. Each share Class has different sales charges and ongoing fee structures. Each share class offered by the Trust is subject to fees and expenses relating to the operations of that share class, as well as fees and expenses that are common to all share classes.

     After extensive deliberations, the Board has determined that it would not be wise marketing strategy to offer load shares and no-load shares at the same time. The share types are intended for different types of investors, and are distributed to the public in different manners. Load shares are typically distributed through brokers, dealers and other financial professionals. No-Load shares generally are sold directly to investors or through fee-based investment advisers. Recently, the Trust has received a great deal of interest from the broker/dealer community to provide load shares of each Fund. After consultation with Trust management, the Board has decided to offer Load shares exclusively and discontinue offering No-Load shares as of June 16, 2000.

     Although the Trust will cease offering new No-Load Class shares to the public on June 16, 2000, the existing and outstanding No-Load Class shares of each Fund are still incurring ongoing fees and expenses, and will continue to do so as long as they exist. The only way to stop the accrual of fees is for (1) all No-Load Class shareholders to redeem their shares; or (2) convert the No-Load Class shares to another Class. After full discussion, the Board unanimously agreed that it would be in the best interests of the No-Load Class shareholders and the Trust to convert all No-Load Class shares to Class A shares.

HOW WILL THE CONVERSION TO CLASS A SHARES AFFECT ME?

     Your ongoing expenses, except with respect to investment advisory fees, will not increase as a result of the conversion and your current account will be exempt from all sales loads on all current holdings as well as sales charges on any new Class A shares you purchase in the future. If you open a new account in a different name, however, you will be subject to sales charges.

     If you vote to convert from No-Load Class to Class A shares, all reinvested dividends and capital gains distributions from your existing shares will also be exempt from sales charges.

DOES A MAJORITY OF NO-LOAD CLASS SHAREHOLDERS OF ALL FUNDS HAVE TO APPROVE THE CONVERSION?

     No. Each Fund's No-Load Class shareholders are independent of each other Fund. All No-Load Class shareholders will vote on the conversion, but each Fund's No-Load Class share vote will be tallied separately. Accordingly, No-Load Class shareholders of one Fund might approve the conversion, while No-Load Class shareholders of another Fund might reject the conversion. In such a case, the Fund(s) that gained approval for the conversion would then have only three classes of shares, Class A, B and C, and the Fund(s) that rejected the conversion would continue to have all four Classes.

WHAT HAPPENS IF MY FUND'S NO-LOAD CLASS SHAREHOLDERS DO NOT APPROVE THE CONVERSION TO CLASS A SHARES?

     If you and your fellow shareholders do not approve the conversion for your Fund, your fees and expenses are likely to increase and have a negative effect on the performance of your No-Load Class shares over time.

     The Board has decided not to offer No-Load Class shares any more. That means that there will be no additional shareholders of No-Load Class shares to help you share the burden of fees and expenses on those shares. You and your remaining shareholders will bear those expenses alone. As other No-Load Class shareholders redeem their shares, fewer and fewer of you will be paying expenses that are, in many cases fixed for the entire Class, no mater how few shareholders there are. This means that as there are fewer shareholders, the remaining shareholders will pay an increasing share of those expenses. The effect on your shares is obvious. As your expenses increase, your overall return will decrease.

WHEN WILL PROPOSAL # 3 BE IMPLEMENTED?

     If each Fund's No-Load Class shareholders approve the Proposal, it will take effect immediately and your shares will be converted to Class A shares as of the close of business on that day. If the No-Load Class shareholders of one or more affected Funds do not approve the Proposal, the Board will consider alternative actions.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON PROPOSAL # 3?

--------------------------------------------------------------------------------
           YOUR BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
                  RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL # 3.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                OTHER INFORMATION

UNDERWRITER

     Declaration Distributors, Inc. ("DDI") 555 North Lane, Suite 6160, Conshohocken, PA 19428, is a broker/dealer registered as such with the Securities and Exchange Commission, and is a member in good standing of the National Association of Securities Dealers. DDI has been providing underwriting services to the Funds of the Trust since October, 1998.

     DDI is paid a flat fee of $20,000, annually, by the Trust for its services to the Funds of the Trust. DDI generally retains commissions on sales of Fund shares when such sales are not effected by an outside broker, dealer or financial professional. DDI receives the same commissions as any other broker with whom the Trust has entered into a selling agreement.

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTING

     Declaration Service Company, 555 North Lane, Suite 6160, Conshohocken, PA 19428, provides administrative, transfer agent, and accounting services to each Fund pursuant to a written agreement with the Trust.

ALLOCATION OF PORTFOLIO TRANSACTIONS

     Each Adviser and Sub-Adviser, in effecting purchases and sales of portfolio securities for the account of the Funds, is responsible for insuring that such purchases and sales are effected in accordance with the Trust's policy of seeking best execution of orders, which includes best net prices, except to the extent that the Sub-Advisers may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Funds. Any research benefits derived are available for all clients, including clients of affiliated companies. Since statistical and other research information is only supplementary to research efforts of the Adviser and the Sub-Advisers, and such information still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce the Sub-Advisers' expenses. In selecting among firms believed to meet the criteria for handling a particular transaction, the Sub-Advisers may give consideration to those firms that have sold or are selling shares of the Trust, as well as to those firms that provide market, statistical and other research information to the Trust, the Adviser and to the Sub-Advisers. The Adviser and the Sub-Advisers are not authorized to pay higher commissions, or in the case of principal trades, higher prices, to firms that provide such services, except as provided below.

     The Adviser and the Sub-Advisers may in certain instances be permitted to pay higher brokerage commissions solely for receipt of market, statistical and other research services. Subject to Section 28(e) of the Securities Exchange Act of 1934 and procedures adopted by the Board, the Funds could pay to a firm that provides research services to the Adviser and/or the Sub-Advisers a commission for effecting a securities transaction for a Fund in excess of the amount other firms would have charged for the transaction. The Fund could do this if the Adviser and/or the Sub-Advisers determine(s) in good faith that the greater commission is reasonable in relation to the value of the research services provided by the executing firm viewed in terms either of a particular transaction or the Adviser's and/or the Sub-Advisers' overall responsibilities to the Funds or other clients. Not all such research services may be useful or of value in advising a particular series. Research benefits will be available for all clients of the Adviser and/or Sub-Advisers and its/their subsidiaries. In addition, the investment management fee paid by the Fund to the Adviser is not reduced because it receives these research services.

PROPOSALS OF SHAREHOLDERS

     As a Massachusetts Business Trust, the Trust is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the Trust no later than four months prior to the date when proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

     The Board is not aware of any matters that will be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust.

OWNERSHIP OF FUND SHARES BY TRUSTEES

     The following Trustees own 5% or more of the following Funds as of April 28, 2000.

--------------------------------------------------------------------------------
TRUSTEE             NAME OF FUND           NUMBER OF SHARES OWNED      % OF FUND
--------------------------------------------------------------------------------
Jeffry H. King      Aggressive Growth              894,134               6.50%
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

     The financial statements for each Fund and the Trust are incorporated herein by reference to the Trust's audited annual financial report, dated June 30, 1999, and the Trust's unaudited semi-annual financial report, dated December 31, 1999.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                    EXHIBIT A

                            TOTAL OUTSTANDING SHARES
                        OF EACH FUND, BY CLASS AND TOTAL,
                              AS OF APRIL 28, 2000

-------------------------------------------------------------------------------------------------------------
NAME OF QUAKER FUND                  NO-LOAD          CLASS A       CLASS B       CLASS C            TOTAL
-------------------------------------------------------------------------------------------------------------
Core Equity Fund                   30,214,539            NA            NA            NA           30,214,539
-------------------------------------------------------------------------------------------------------------
Aggressive Growth Fund             13,759,734            NA            NA            NA           13,759,734
-------------------------------------------------------------------------------------------------------------
Large-Cap Value Fund                6,784,095            NA            NA            NA            6,784,095
-------------------------------------------------------------------------------------------------------------
Mid-Cap Value Fund                  8,906,519            NA            NA            NA            8,906,519
-------------------------------------------------------------------------------------------------------------
Small-Cap Value Fund               11,525,687            NA            NA            NA           11,525,687
-------------------------------------------------------------------------------------------------------------
Fixed Income Fund                   7,205,680            NA            NA            NA            7,205,680
-------------------------------------------------------------------------------------------------------------

                              HOLDERS OF MORE THAN
                            5% OF EACH FUND'S SHARES
                              AS OF APRIL 28, 2000

--------------------------------------------------------------------------------------------------------------
                                                                                                 % OWNERSHIP
                                   NAME OF FUND IN              SHARE CLASS      NUMBER OF       OF TOTAL FUND
NAME OF SHAREHOLDER                WHICH SHARES HELD            OWNED            SHARES OWNED    SHARES
--------------------------------------------------------------------------------------------------------------
National Investor Services, FBO    Quaker Core Equity Fund
Client Accts                                                    No-Load         10,940,421             36.21%
--------------------------------------------------------------------------------------------------------------
St. Mary's County Sheriff's        Quaker Core Equity Fund
Department Retirement Plan                                      No-Load          5,415,307             17.92%
--------------------------------------------------------------------------------------------------------------
Charles Schwab, FBO Client Accts   Quaker Core Equity Fund      No-Load          3,892,002             12.88%
--------------------------------------------------------------------------------------------------------------
Geewax, Terker & Company           Quaker Core Equity Fund      No-Load          2,199,534              7.28%
--------------------------------------------------------------------------------------------------------------
Geewax, Terker & Company           Quaker Core Equity Fund      No-Load          1,912,725              6.33%
--------------------------------------------------------------------------------------------------------------
Boynton, E., Individual            Quaker Core Equity Fund      No-Load          1,598,571              5.29%
--------------------------------------------------------------------------------------------------------------
National Investor Services, FBO    Quaker Aggressive
Client Accts                       Growth Fund                  No-Load          1,420,195             10.32%
--------------------------------------------------------------------------------------------------------------
                                   Quaker Aggressive
Daftary, Manu, Individual          Growth Fund                  No-Load          1,039,787              7.56%
--------------------------------------------------------------------------------------------------------------
                                   Quaker Aggressive
King, Jeffry H., Individual        Growth Fund                  No-Load            894,134              6.50%
--------------------------------------------------------------------------------------------------------------
National Investor Services, FBO    Quaker Large-Cap Value
Client Accts                       Fund                         No-Load          5,402,115             79.63%
--------------------------------------------------------------------------------------------------------------
National Investor Services, FBO    Quaker Mid-Cap Value
Client Accts                       Fund                         No-Load          7,493,212             84.13%
--------------------------------------------------------------------------------------------------------------
                                   Quaker Mid-Cap Value
Trust Company of Illinois          Fund                         No-Load            560,851              6.29%
--------------------------------------------------------------------------------------------------------------
Bank of Oklahoma OPUBCO            Quaker Small-Cap Value
                                   Fund                         No-Load          4,910,149             42.60%
--------------------------------------------------------------------------------------------------------------
Charles Schwab, FBO Client Accts   Quaker Small-Cap Value
                                   Fund                         No-Load          2,075,887             18.01%
--------------------------------------------------------------------------------------------------------------
                                   Quaker Small-Cap Value
Aronson, T., Individual            Fund                         No-Load            652,511              5.66%
--------------------------------------------------------------------------------------------------------------
                                   Quaker Small-Cap Value
Berger, S., Individual             Fund                         No-Load            614,599              5.33%
--------------------------------------------------------------------------------------------------------------
St. Mary's County Sheriff's        Quaker Fixed Income
Department Retirement Plan         Value Fund                   No-Load          4,782,113             66.37%
--------------------------------------------------------------------------------------------------------------
Charles Schwab, FBO Client Accts   Quaker Fixed Income
                                   Value Fund                   No-Load          1,304,305             18.10%
--------------------------------------------------------------------------------------------------------------
                                   Quaker Fixed Income
Waitneight, P., Individual         Value Fund                   No-Load            657,067              9.12%
--------------------------------------------------------------------------------------------------------------

                                    EXHIBIT 1

                  FORM OF MASTER INVESTMENT ADVISORY AGREEMENT

                             QUAKER INVESTMENT TRUST
                   AGREEMENT FOR INVESTMENT ADVISORY SERVICES

     THIS AGREEMENT is made as of this 16st day of June, 2000, between Quaker Investment Trust (the "Trust") and Quaker Management Corp., a Pennsylvania corporation (the "Adviser").

                                    RECITALS

     WHEREAS, the Trust is organized under the laws of the state of Massachusetts as an unincorporated business trust operating and registered as an open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust is authorized by its Amended and Restated Declaration of Trust and by-laws to issue separate Portfolios of shares representing interests in separate investment portfolios (the "Portfolios"), and

     WHEREAS, The Trust has authorized the issuance of shares of beneficial interest ("Shares") in the Portfolios which are identified on Schedule A attached hereto and incorporated herein, which Schedule A may be amended from time to time by mutual agreement of the Trust and Adviser (the "Portfolios"), and;

     WHEREAS,   Adviser  is  registered  as  an  investment  adviser  under  the
Investment Advisers Act of 1940, as amended (the "Advisers Act") and engages in the business of asset management; and

     WHEREAS, the Trust desires to retain Adviser to furnish investment advisory services to the Portfolios, and such other Portfolios as may be added from time to time by mutual agreement of the parties, pursuant to the terms and conditions of this Agreement, and Adviser is willing to so furnish such services;

     NOW THEREFORE, in consideration of the foregoing and the agreements and covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

1.   Appointment
     -----------

     The Trust hereby appoints Adviser to act as investment adviser to the Portfolios for the periods and pursuant to the terms and conditions as set forth in this Agreement. Adviser accepts the appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.   Delivery of Documents
     ---------------------

     The Trust has furnished Adviser with properly certified or authenticated copies of each of the following:

     a. The Trust's Amended and Restated Declaration of Trust as filed with the Commonwealth of Massachusetts;

     b.   The Trust's Amended and Restated By-Laws;

     c.   Resolutions  of  the  Trust's  Board  of  Trustees   authorizing   the
          appointment of Adviser and approving this Agreement;

     d.   The  Trust's  most  current   Registration   Statement  on  form  N-1A
          promulgated under the 1940 Act and under the Securities Act of 1933, as amended (the "1933 Act");

     e. The Trust's current Prospectus and Statement of Additional Information (together called the "Prospectus")

          The Trust will furnish Adviser from time to time with properly certified or authenticated copies of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC and/or state authorities.

3.   Management
     ----------

     Subject to the general supervision of the Trust's Board of Trustees (the "Board"), Adviser will be responsible for providing a continuous investment program for the Portfolios, including investment research and management with respect to all securities, investments, cash and cash equivalents held by the Portfolios.

     Adviser may, with the prior written consent of the Board and the approval of the appropriate Trust shareholders, as required, employ persons or entities to serve as sub-advisers to one or more Portfolios. The Adviser and/or such sub-advisers, if any, may, in their sole discretion, determine from time to time what securities and other investments will be purchased, retained or sold by the Portfolios. The investment activities of such sub-advisers, if any, as such services relate to the Portfolios, will at all times be subject to the general supervision and control of Adviser. Adviser will provide, through its own efforts itself and/or through the medium of its previously approved sub-adviser(s), the services under this Agreement in accordance with each Portfolio's investment objectives, policies and restrictions as such are set forth in the Prospectus from time to time. Adviser further agrees that it:

     (a) Will conform its activities to all applicable Rules and Regulations of the SEC and will, in addition, conduct its activities under this agreement in accordance with the regulations of any other Federal and State agencies which may now or in the future have jurisdiction over its activities under this Agreement;

     (b) Will monitor the investment activities of any sub-adviser which it employs to insure that such sub-adviser conducts its activities with respect to the applicable Portfolio(s) in accordance with the Prospectus and any and all federal and/or state laws and regulations relating to the applicable Portfolio(s);

     (c) Will place orders, or monitor the placement of orders by sub-advisers, pursuant to good faith investment determinations for the Portfolios either directly with the respective issuers or with appropriate brokers and dealers. In placing orders with brokers or dealers, the Advisor, or sub-adviser(s) under the supervision of Adviser, will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when Adviser, or Adviser's duly authorized sub-adviser(s), believes two or more brokers or dealers are comparable in price and execution, Adviser, or Adviser's duly authorized sub-adviser(s), may prefer: (I) brokers and dealers who provide the Portfolio(s) with research advice and other services, or who recommend or sell Trust shares, and (II) brokers who are affiliated with the Trust, Adviser or sub-adviser; provided, however, that in no instance will portfolio securities be purchased from or sold to Adviser or any sub-adviser in principal transactions;

     (d) Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Trust.

4.   Services not Exclusive
     ----------------------

     The services to be furnished by Adviser hereunder are not to be considered exclusive, and Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby; provided, however, that without the prior written consent of the Board, Adviser will not serve as an investment advisor to any other investment company having a similar investment objective to that of the Trust.

5.   Books and Records
     -----------------

     In compliance with Rule 31a-3 promulgated under the 1940 Act, Adviser hereby agrees that all records which it maintains for the benefit of the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 the records required to be maintained by it pursuant to such Rule that are not maintained by others on behalf of the Trust.

6.   Expenses
     --------

     During the term of this Agreement, Adviser will pay all expenses incurred by it in connection with its investment advisory services furnished to the Trust other than the costs of securities and other investments (including brokerage commissions and other transaction charges) purchased or sold for the Portfolios.

7.   Compensation
     ------------

     The Trust will pay Adviser, and Adviser will accept as full compensation for its services rendered hereunder, the investment advisory fees for each Portfolio as set forth on Schedule B attached hereto and incorporated herein, which Schedule B may be amended from time to time by mutual agreement of the Trust, Adviser and shareholders as applicable. All fees payable to Adviser pursuant to this Agreement shall be computed at the end of each month and payable within five (5) business days thereafter, and shall be computed as an annual rate as a percentage of the average daily net assets of the applicable Portfolio. All parties to this Agreement do hereby expressly authorize and instruct the Trust's Administrator, Declaration Service Company or its successor, to provide, in accordance with the fees set forth on Schedule B, a calculation each month of the gross amounts due Adviser for each Portfolio and to remit such fee payments hereunder promptly to Adviser.

8.   Limitation of Liability
     -----------------------

     Adviser shall not be liable for any error of judgment, mistake of law or for any other loss suffered by the Trust or any Portfolio in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful malfeasance, bad faith or gross negligence on Adviser's part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

9.   Duration and Termination
     ------------------------

     This Agreement shall become effective as of the date first written above and, unless sooner terminated as provided herein, shall continue in effect for two years. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually:

     (a) By the affirmative vote of a majority of those members of the Board who are not parties to the Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and

     (b) By affirmative vote of either a majority of the entire Board or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Trust.

     Notwithstanding the foregoing, this Agreement may be terminated by the Trust or by Adviser at any time upon sixty (60) days written notice, without payment of any penalty; provided, however that termination by the Trust must be authorized by majority vote of the Board or by vote of a majority of the outstanding voting securities of the Trust. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940
Act).

10.  Amendment of this Agreement
     ---------------------------

     No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

11.  Miscellaneous
     -------------

     The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors.

12.  Counterparts
     ------------

     This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original, and all of which, together, shall constitute one Agreement.

13.  Governing Law
     -------------

     This Agreement shall be construed in accordance with, and governed by, the laws of the Commonwealth of Pennsylvania.

14.  Notices
     -------

     Except as otherwise provided in this Agreement, any notice or other communication required by or permitted to be given in connection with this Agreement will be in writing and will be delivered in person or sent by first class mail, postage prepaid or by prepaid overnight delivery service to the respective parties as follows:

If to the Trust:                        If to the Adviser:
----------------                        ------------------

Quaker Investment Trust                 Quaker Management Corp.
1288 Valley Forge Road, Suite 76        1288 Valley Forge Road, Suite 75
Valley Forge, PA  19482                 Valley Forge, PA  19482
Jeffry H. King                          David Dameron
Chairman                                President

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

Attest:                                 QUAKER INVESTMENT TRUST

By: _______________________             By: ____________________________________
Title:                                  Jeffry H. King
                                        Title: Chairman


Attest:                                 QUAKER MANAGEMENT CORP.

By: ________________________            By: ____________________________________
Title:                                  David C. Dameron
                                        Title:  President

                                   Schedule A

                             Quaker Investment Trust

                             Portfolios of the Trust

The following Portfolios are offered by the Trust and subject to this Agreement:

------------------------------------------------
Name of Portfolio
------------------------------------------------
Quaker Core Equity Fund
------------------------------------------------
Quaker Aggressive Growth Fund
------------------------------------------------
Quaker Large-Cap Value Fund
------------------------------------------------
Quaker Mid-Cap Value Fund
------------------------------------------------
Quaker Small-Cap Value Fund
------------------------------------------------
Quaker Fixed Income Fund
------------------------------------------------
Quaker High Yield Fund
------------------------------------------------
Quaker Small-Cap Growth Fund
------------------------------------------------
Quaker Money Market Fund
------------------------------------------------

                                   Schedule B

                             Quaker Investment Trust
                              Compensation Schedule

--------------------------------------------------------------------------------
                                               Annual Fee Rate, as percentage of
                                               average daily net assets
Name of Portfolio
--------------------------------------------------------------------------------
Quaker Core Equity Fund                                        0.80%
--------------------------------------------------------------------------------
Quaker Aggressive Growth Fund                                  1.05%
--------------------------------------------------------------------------------
Quaker Large-Cap Value Fund                                    0.80%
--------------------------------------------------------------------------------
Quaker Mid-Cap Value Fund                                      0.80%
--------------------------------------------------------------------------------
Quaker Small-Cap Value Fund                                    0.95%
--------------------------------------------------------------------------------
Quaker Fixed Income Fund                                       0.75%
--------------------------------------------------------------------------------
Quaker High Yield Fund                                         0.80%
--------------------------------------------------------------------------------
Quaker Small-Cap Growth Fund                                   0.80%
--------------------------------------------------------------------------------
Quaker Money Market Fund                                       0.55%
--------------------------------------------------------------------------------

                                    EXHIBIT 2

                    FORM OF SUB-INVESTMENT ADVISORY AGREEMENT
                            WITH GEEWAX, TERKER & CO.

                             QUAKER INVESTMENT TRUST
                        SUB-INVESTMENT ADVISORY AGREEMENT

     This AGREEMENT is made as of the 16st day of June, 2000, by and between Quaker Investment Trust (the "Trust"), Quaker Management Corp. (the "Adviser") and Geewax, Terker & Co., a Pennsylvania partnership (the "Sub-Adviser").

                                    RECITALS

     WHEREAS, the Trust is organized under the laws of the state of Massachusetts as an unincorporated business trust operating and registered as an open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust is authorized by its Amended and Restated Declaration of Trust and by-laws to issue separate Portfolios of shares representing interests in separate investment portfolios (the "Portfolios"), and

     WHEREAS, The Trust has authorized the issuance of shares of beneficial interest in, among others, a Portfolio known as the Quaker Core Equity Fund (the "Fund"), and;

     WHEREAS,   Adviser  is  registered  as  an  investment  adviser  under  the
Investment Advisers Act of 1940, as amended (the "Advisers Act") and engages in the business of asset management; and

     WHEREAS, the Trust has retained Adviser to furnish investment advisory services to the Fund pursuant to a written agreement dated May 31, 2000;

     WHEREAS, Adviser, with the consent of the Trust, desires to retain Sub-Adviser to furnish day-to-day investment advisory services to the Fund pursuant to the terms and conditions of this Agreement, and Sub-Adviser is willing to so furnish such services

     NOW THEREFORE, in consideration of the foregoing and the agreements and covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

1.   Appointment
     -----------

     Adviser, with the consent of the Trust, hereby appoints the Sub-Adviser to provide day-to-day investment advisory services to the Fund for the periods and on the terms set forth in this Agreement. Sub-Adviser accepts the appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.   Delivery of Documents
     ---------------------

     The  Trust  has   furnished   Sub-Adviser   with   properly   certified  or
authenticated copies of each of the following:

     o The Trust's Amended and Restated Declaration of Trust as filed with the Commonwealth of Massachusetts;

     o    The Trust's Amended and Restated By-Laws;

     o    Resolutions  of  the  Trust's  Board  of  Trustees   authorizing   the
          appointment of Sub-Adviser and approving this Agreement;

     o    The  Trust's  most  current   Registration   Statement  on  form  N-1A
          promulgated under the 1940 Act and under the Securities Act of 1933, as amended (the "1933 Act");

     o The Trust's current Prospectus and Statement of Additional Information (together called the "Prospectus")

     The Trust will furnish Sub-Adviser from time to time with properly certified or authenticated copies of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC and/or state authorities.

3.   Management
     ----------

     Subject to the supervision of the Trust's Board of Trustees and Adviser, Sub-Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. Sub-Adviser will provide the services under this Agreement in accordance with the Funds investment objectives, policies and restrictions as such are set forth in the prospectus from time to time. Sub-Adviser further agrees that it:

     o Will conform its activities to all applicable rules and Regulations of the SEC and will, in addition, conduct its activities under this agreement in accordance with the regulations of any other Federal and State agencies which may now or in the future have jurisdiction over its activities under this Agreement;

     o Will place orders pursuant to its investment determinations for the Fund either directly with the respective issuers or with any broker or dealer. In placing orders with brokers or dealers, Sub-Adviser will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when Sub-Adviser believes two or more brokers or dealers are comparable in price and execution, Sub-Adviser may prefer: (I) brokers and dealers who provide the Fund with research advice and other services, or who recommend or sell Trust shares, and (II) brokers who are affiliated with the Fund, Adviser, and/or Sub-Adviser; provided, however, that in no instance will portfolio securities be purchased from or sold to Sub-Adviser in principal transactions; and

     o Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Fund.

4.   Services not Exclusive
     ----------------------

     The advisory services to be furnished by Sub-Adviser hereunder are not to be considered exclusive, and Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby; provided, however, that without the written consent of the Trustees of the Trust, Sub-Adviser will not serve as an investment advisor to any other investment company having a similar investment objective to that of the fund.

5.   Books and Records
     -----------------

     In compliance with Rule 31a-3 promulgated under the 1940 Act, Sub-Adviser hereby agrees that all records which it maintains for the benefit of the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 promulgated under the 1940 Act, the records required to be maintained by it pursuant to Rule 31a-1 promulgated under the 1940 Act that are not maintained by others on behalf of the Fund.

6.   Expenses
     --------

     During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its investment advisory services furnished to the Fund other than the costs of securities and other investments (including brokerage commissions and other transaction charges) purchased or sold for the Fund.

7.   Compensation
     ------------

     Adviser will pay to Sub-Adviser, and Sub-Adviser will accept as full compensation for its services rendered hereunder, an investment advisory fee, computed at the end of each month and payable within five (5) business days thereafter, equal to the annual rate of 0.75% of the average daily net assets of the Fund. All parties to this Agreement do hereby authorize and instruct the Fund's Administrator, Declaration Service Company, or its successor, to provide a calculation each month of the gross amount due the Advisor, to deduct such amounts from the investment advisory fee payable to Adviser under its investment advisory agreement with the Fund, and to remit such fee payments directly to Sub-Adviser.

8.   Limitation of Liability
     -----------------------

     Sub-Adviser shall not be liable for any error of judgment, mistake of law or for any other loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

9.   Duration and Termination
     ------------------------

     This Agreement shall become effective as of the date first written above and, unless sooner terminated as provided herein, shall continue in effect for two years. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually:

     o By the vote of a majority of those members of the Board of Trustees who are not parties to the Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and

     o By vote of either the Board of Trustees or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund.

     Notwithstanding the foregoing, this Agreement may be terminated by the Trust or by Adviser or by Sub-Adviser at any time upon sixty (60) days written notice, without payment of any penalty. Any such termination by the Trust must be authorized by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940
Act).

10.  Amendment of this Agreement
     ---------------------------

     No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

11.  Miscellaneous
     -------------

     The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors.

12.  Counterparts
     ------------

     This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original, and all of which, together, shall constitute one Agreement.

13.  Governing Law
     -------------

     This Agreement shall be construed in accordance with, and governed by, the laws of the Commonwealth of Pennsylvania.

14.  Notices
     -------

     Except as otherwise provided in this Agreement, any notice or other communication required by or permitted to be given in connection with this Agreement will be in writing and will be delivered in person or sent by first class mail, postage prepaid or by prepaid overnight delivery service to the respective parties as follows:

If to the Trust:                        If to the Adviser:
----------------                        ------------------

Quaker Investment Trust                 Quaker Management Corp.
1288 Valley Forge Road, Suite 76        1288 Valley Forge Road, Suite 75
Valley Forge, PA  19482                 Valley Forge, PA  19482
Jeffry H. King                          David Dameron
Chairman                                President

If to the Sub-Adviser:
---------------------

Geewax, Terker & Company
99 Starr Street
Phoenixville, PA 19460
John J. Geewax
General Partner


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

Attest:                                 QUAKER INVESTMENT TRUST

By: _______________________             By: ____________________________
Title:                                  Jeffry H. King
                                        Title: Chairman

Attest:                                 QUAKER MANAGEMENT CORP.

By: _______________________             By: ____________________________
Title:                                  David C. Dameron
                                        Title: President


Attest:                                 GEEWAX, TERKER & CO.

By: ________________________            By: ____________________________
Title:                                  John J. Geewax
                                        Title: General Partner

                                    EXHIBIT 3

                    FORM OF SUB-INVESTMENT ADVISORY AGREEMENT
                       FOR QUAKER FINANCIAL ADVISORS, INC.

                             QUAKER INVESTMENT TRUST
                        SUB-INVESTMENT ADVISORY AGREEMENT

     This AGREEMENT is made as of the 16th day of June, 2000, by and between Quaker Investment Trust (the "Trust"), Quaker Management Corp. (the "Adviser") and Quaker Financial Advisors, Inc., a Pennsylvania corporation (the "Sub-Adviser").

                                    RECITALS

     WHEREAS, the Trust is organized under the laws of the state of Massachusetts as an unincorporated business trust operating and registered as an open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust is authorized by its Amended and Restated Declaration of Trust and by-laws to issue separate Portfolios of shares representing interests in separate investment portfolios (the "Portfolios"), and

     WHEREAS, The Trust has authorized the issuance of shares of beneficial interest in, among others, a Portfolio known as the Quaker Aggressive Growth Fund (the "Fund"), and;

     WHEREAS,   Adviser  is  registered  as  an  investment  adviser  under  the
Investment Advisers Act of 1940, as amended (the "Advisers Act") and engages in the business of asset management; and

     WHEREAS, the Trust has retained Adviser to furnish investment advisory services to the Fund pursuant to a written agreement dated May 31, 2000;

     WHEREAS, Adviser, with the consent of the Trust, desires to retain Sub-Adviser to furnish day-to-day investment advisory services to the Fund pursuant to the terms and conditions of this Agreement, and Sub-Adviser is willing to so furnish such services

     NOW THEREFORE, in consideration of the foregoing and the agreements and covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

1.   Appointment
     -----------

     Adviser, with the consent of the Trust, hereby appoints the Sub-Adviser to provide day-to-day investment advisory services to the Fund for the periods and on the terms set forth in this Agreement. Sub-Adviser accepts the appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.   Delivery of Documents
     ---------------------

     The  Trust  has   furnished   Sub-Adviser   with   properly   certified  or
authenticated copies of each of the following:

     o The Trust's Amended and Restated Declaration of Trust as filed with the Commonwealth of Massachusetts;

     o    The Trust's Amended and Restated By-Laws;

     o    Resolutions  of  the  Trust's  Board  of  Trustees   authorizing   the
          appointment of Sub-Adviser and approving this Agreement;

     o    The  Trust's  most  current   Registration   Statement  on  form  N-1A
          promulgated under the 1940 Act and under the Securities Act of 1933, as amended (the "1933 Act");

     o The Trust's current Prospectus and Statement of Additional Information (together called the "Prospectus")

     The Trust will furnish Sub-Adviser from time to time with properly certified or authenticated copies of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC and/or state authorities.

3.   Management
     ----------

     Subject to the supervision of the Trust's Board of Trustees and Adviser, Sub-Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. Sub-Adviser will provide the services under this Agreement in accordance with the Funds investment objectives, policies and restrictions as such are set forth in the prospectus from time to time. Sub-Adviser further agrees that it:

     o Will conform its activities to all applicable rules and Regulations of the SEC and will, in addition, conduct its activities under this agreement in accordance with the regulations of any other Federal and State agencies which may now or in the future have jurisdiction over its activities under this Agreement;

     o Will place orders pursuant to its investment determinations for the Fund either directly with the respective issuers or with any broker or dealer. In placing orders with brokers or dealers, Sub-Adviser will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when Sub-Adviser believes two or more brokers or dealers are comparable in price and execution, Sub-Adviser may prefer: (I) brokers and dealers who provide the Fund with research advice and other services, or who recommend or sell Trust shares, and (II) brokers who are affiliated with the Fund, Adviser, and/or Sub-Adviser; provided, however, that in no instance will portfolio securities be purchased from or sold to Sub-Adviser in principal transactions; and

     o Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Fund.

4.   Services not Exclusive
     ----------------------

     The advisory services to be furnished by Sub-Adviser hereunder are not to be considered exclusive, and Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby; provided, however, that without the written consent of the Trustees of the Trust, Sub-Adviser will not serve as an investment advisor to any other investment company having a similar investment objective to that of the fund.

5.   Books and Records
     -----------------

     In compliance with Rule 31a-3 promulgated under the 1940 Act, Sub-Adviser hereby agrees that all records which it maintains for the benefit of the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 promulgated under the 1940 Act, the records required to be maintained by it pursuant to Rule 31a-1 promulgated under the 1940 Act that are not maintained by others on behalf of the Fund.

6.   Expenses
     --------

     During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its investment advisory services furnished to the Fund other than the costs of securities and other investments (including brokerage commissions and other transaction charges) purchased or sold for the Fund.

7.   Compensation
     ------------

     Adviser will pay to Sub-Adviser, and Sub-Adviser will accept as full compensation for its services rendered hereunder, an investment advisory fee, computed at the end of each month and payable within five (5) business days thereafter, equal to the annual rate of 1.00% of the average daily net assets of the Fund. All parties to this Agreement do hereby authorize and instruct the Fund's Administrator, Declaration Service Company, or its successor, to provide a calculation each month of the gross amount due the Advisor, to deduct such amounts from the investment advisory fee payable to Adviser under its investment advisory agreement with the Fund, and to remit such fee payments directly to Sub-Adviser.

8.   Limitation of Liability
     -----------------------

     Sub-Adviser shall not be liable for any error of judgment, mistake of law or for any other loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

9.   Duration and Termination
     ------------------------

     This Agreement shall become effective as of the date first written above and, unless sooner terminated as provided herein, shall continue in effect for two years. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually:

     o By the vote of a majority of those members of the Board of Trustees who are not parties to the Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and

     o By vote of either the Board of Trustees or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund.

     Notwithstanding the foregoing, this Agreement may be terminated by the Trust or by Adviser or by Sub-Adviser at any time upon sixty (60) days written notice, without payment of any penalty. Any such termination by the Trust must be authorized by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940
Act).

10.  Amendment of this Agreement
     ---------------------------

     No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

11.  Miscellaneous
     -------------

     The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors.

12.  Counterparts
     ------------

     This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original, and all of which, together, shall constitute one Agreement.

13.  Governing Law
     -------------

     This Agreement shall be construed in accordance with, and governed by, the laws of the Commonwealth of Pennsylvania.

14.  Notices
     -------

     Except as otherwise provided in this Agreement, any notice or other communication required by or permitted to be given in connection with this Agreement will be in writing and will be delivered in person or sent by first class mail, postage prepaid or by prepaid overnight delivery service to the respective parties as follows:

If to the Trust:                        If to the Adviser:
----------------                        ------------------

Quaker Investment Trust                 Quaker Management Corp.
1288 Valley Forge Road, Suite 76        1288 Valley Forge Road, Suite 75
Valley Forge, PA  19482                 Valley Forge, PA  19482
Jeffry H. King                          David Dameron
Chairman                                President

If to the Sub-Adviser:
---------------------

Quaker Financial Advisors, Inc.
1288 Valley Forge Road, Suite 75
Valley Forge, PA  19482
David Dameron
President

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

Attest:                                 QUAKER INVESTMENT TRUST

By: _______________________             By: ____________________________
Title:                                  Jeffry H. King
                                        Title: Chairman

Attest:                                 QUAKER MANAGEMENT CORP.

By: _______________________             By: ____________________________
Title:                                  David Dameron
                                        Title: President


Attest:                                 QUAKER FINANCIAL ADVISORS, INC.

By: ________________________            By: ____________________________
Title:                                  David Dameron
                                        Title: President

                                    EXHIBIT 4

                    FORM OF SUB-INVESTMENT ADVISORY AGREEMENT
                         FOR COMPU-VAL INVESTMENTS, INC.

                             QUAKER INVESTMENT TRUST
                        SUB-INVESTMENT ADVISORY AGREEMENT

     This AGREEMENT is made as of the 16th day of June, 2000, by and between Quaker Investment Trust (the "Trust"), Quaker Management Corp. (the "Adviser") and Compu-Val Investments, Inc., a Delaware corporation (the "Sub-Adviser").

                                    RECITALS

     WHEREAS, the Trust is organized under the laws of the state of Massachusetts as an unincorporated business trust operating and registered as an open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust is authorized by its Amended and Restated Declaration of Trust and by-laws to issue separate Portfolios of shares representing interests in separate investment portfolios (the "Portfolios"), and

     WHEREAS, The Trust has authorized the issuance of shares of beneficial interest in, among others, two Portfolios known as the Quaker Large-Cap Value Fund and the Quaker Mid-Cap Value Fund (each a "Fund" and together the "Funds"), and;

     WHEREAS,   Adviser  is  registered  as  an  investment  adviser  under  the
Investment Advisers Act of 1940, as amended (the "Advisers Act") and engages in the business of asset management; and

     WHEREAS, the Trust has retained Adviser to furnish investment advisory services to the Funds pursuant to a written agreement dated May 31, 2000;

     WHEREAS, Adviser, with the consent of the Trust, desires to retain Sub-Adviser to furnish day-to-day investment advisory services to the Funds pursuant to the terms and conditions of this Agreement, and Sub-Adviser is willing to so furnish such services

     NOW THEREFORE, in consideration of the foregoing and the agreements and covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

1.   Appointment
     -----------

     Adviser, with the consent of the Trust, hereby appoints the Sub-Adviser to provide day-to-day investment advisory services to the Funds for the periods and on the terms set forth in this Agreement. Sub-Adviser accepts the appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.   Delivery of Documents
     ---------------------

     The  Trust  has   furnished   Sub-Adviser   with   properly   certified  or
authenticated copies of each of the following:

     o The Trust's Amended and Restated Declaration of Trust as filed with the Commonwealth of Massachusetts;

     o    The Trust's Amended and Restated By-Laws;

     o    Resolutions  of  the  Trust's  Board  of  Trustees   authorizing   the
          appointment of Sub-Adviser and approving this Agreement;

     o    The  Trust's  most  current   Registration   Statement  on  form  N-1A
          promulgated under the 1940 Act and under the Securities Act of 1933, as amended (the "1933 Act");

     o The Trust's current Prospectus and Statement of Additional Information (together called the "Prospectus")

     The Trust will furnish Sub-Adviser from time to time with properly certified or authenticated copies of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC and/or state authorities.

3.   Management
     ----------

     Subject to the supervision of the Trust's Board of Trustees and Adviser, Sub-Adviser will provide a continuous investment program for each Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in each Fund. Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Funds. Sub-Adviser will provide the services under this Agreement in accordance with the Funds' investment objectives, policies and restrictions as such are set forth in the prospectus from time to time. Sub-Adviser further agrees that it:

     o Will conform its activities to all applicable rules and Regulations of the SEC and will, in addition, conduct its activities under this agreement in accordance with the regulations of any other Federal and State agencies which may now or in the future have jurisdiction over its activities under this Agreement;

     o Will place orders pursuant to its investment determinations for the Funds either directly with the respective issuers or with any broker or dealer. In placing orders with brokers or dealers, Sub-Adviser will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when Sub-Adviser believes two or more brokers or dealers are comparable in price and execution, Sub-Adviser may prefer: (I) brokers and dealers who provide the Fund with research advice and other services, or who recommend or sell Trust shares, and (II) brokers who are affiliated with the Fund(s), Adviser, and/or Sub-Adviser; provided, however, that in no instance will portfolio securities be purchased from or sold to Sub-Adviser in principal transactions; and

     o Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Funds.

4.   Services not Exclusive
     ----------------------

     The advisory services to be furnished by Sub-Adviser hereunder are not to be considered exclusive, and Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby; provided, however, that without the written consent of the Trustees of the Trust, Sub-Adviser will not serve as an investment advisor to any other investment company having a similar investment objective to that of either Fund.

5.   Books and Records
     -----------------

     In compliance with Rule 31a-3 promulgated under the 1940 Act, Sub-Adviser hereby agrees that all records which it maintains for the benefit of the Fund are the property of the Funds and further agrees to surrender promptly to the Funds any of such records upon any Fund's request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 promulgated under the 1940 Act, the records required to be maintained by it pursuant to Rule 31a-1 promulgated under the 1940 Act that are not maintained by others on behalf of the Funds.

6.   Expenses
     --------

     During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its investment advisory services furnished to the Funds other than the costs of securities and other investments (including brokerage commissions and other transaction charges) purchased or sold for the Funds.

7.   Compensation
     ------------

     Adviser will pay to Sub-Adviser, and Sub-Adviser will accept as full compensation for its services rendered hereunder, an investment advisory fee, computed at the end of each month and payable within five (5) business days thereafter, equal to the annual rate of 0.75% of the average daily net assets of each Fund. All parties to this Agreement do hereby authorize and instruct the Fund's Administrator, Declaration Service Company, or its successor, to provide a calculation each month of the gross amount due the Advisor, to deduct such amounts from the investment advisory fee payable to Adviser under its investment advisory agreement with each Fund, and to remit such fee payments directly to Sub-Adviser.

8.   Limitation of Liability
     -----------------------

     Sub-Adviser shall not be liable for any error of judgment, mistake of law or for any other loss suffered by either Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

9.   Duration and Termination
     ------------------------

     This Agreement shall become effective as of the date first written above and, unless sooner terminated as provided herein, shall continue in effect for two years. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually:

     o By the vote of a majority of those members of the Board of Trustees who are not parties to the Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and

     o By vote of either the Board of Trustees or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Funds.

     Notwithstanding the foregoing, this Agreement may be terminated by the Trust or by Adviser or by Sub-Adviser at any time upon sixty (60) days written notice, without payment of any penalty. Any such termination by the Trust must be authorized by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940
Act).

10.  Amendment of this Agreement
     ---------------------------

     No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the applicable Fund's outstanding voting securities (as defined in the 1940 Act).

11.  Miscellaneous
     -------------

     The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors.

12.  Counterparts
     ------------

     This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original, and all of which, together, shall constitute one Agreement.

13.  Governing Law
     -------------

     This Agreement shall be construed in accordance with, and governed by, the laws of the Commonwealth of Pennsylvania.

14.  Notices
     -------

     Except as otherwise provided in this Agreement, any notice or other communication required by or permitted to be given in connection with this Agreement will be in writing and will be delivered in person or sent by first class mail, postage prepaid or by prepaid overnight delivery service to the respective parties as follows:

If to the Trust:                        If to the Adviser:
----------------                        ------------------

Quaker Investment Trust                 Quaker Management Corp.
1288 Valley Forge Road, Suite 76        1288 Valley Forge Road, Suite 75
Valley Forge, PA  19482                 Valley Forge, PA  19482
Jeffry H. King                          David Dameron
Chairman                                President

If to the Sub-Adviser:
---------------------

Compu-Val Investments, Inc.
1702 Lovering Avenue
Wilmington, DE 19806
Christopher O'Keefe
Director of Equity Research

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

Attest:                                 QUAKER INVESTMENT TRUST

By: _______________________             By: ____________________________
Title:                                  Jeffry H. King
                                        Title: Chairman

Attest:                                 QUAKER MANAGEMENT CORP.

By: _______________________             By: ____________________________
Title:                                  David Dameron
                                        Title: President

Attest:                                 COMPU-VAL INVESTMENTS, INC.

By: ________________________            By: ____________________________
Title:                                  Donald Kalil
                                        Title: President

                                    EXHIBIT 5

                    FORM OF SUB-INVESTMENT ADVISORY AGREEMENT
                             FOR ARONSON + PARTNERS

                             QUAKER INVESTMENT TRUST
                        SUB-INVESTMENT ADVISORY AGREEMENT

     This AGREEMENT is made as of the 16TH day of May, 2000, by and between Quaker Investment Trust (the "Trust"), Quaker Management Corp. (the "Adviser") and Aronson + Partners, a Pennsylvania partnership (the "Sub-Adviser").

                                    RECITALS

     WHEREAS, the Trust is organized under the laws of the state of Massachusetts as an unincorporated business trust operating and registered as an open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust is authorized by its Amended and Restated Declaration of Trust and by-laws to issue separate Portfolios of shares representing interests in separate investment portfolios (the "Portfolios"), and

     WHEREAS, The Trust has authorized the issuance of shares of beneficial interest in, among others, a Portfolio known as the Quaker Small-Cap Value Fund (the "Fund"), and;

     WHEREAS,   Adviser  is  registered  as  an  investment  adviser  under  the
Investment Advisers Act of 1940, as amended (the "Advisers Act") and engages in the business of asset management; and

     WHEREAS, the Trust has retained Adviser to furnish investment advisory services to the Fund pursuant to a written agreement dated May 31, 2000;

     WHEREAS, Adviser, with the consent of the Trust, desires to retain Sub-Adviser to furnish day-to-day investment advisory services to the Fund pursuant to the terms and conditions of this Agreement, and Sub-Adviser is willing to so furnish such services

     NOW THEREFORE, in consideration of the foregoing and the agreements and covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

1.   Appointment
     -----------

     Adviser, with the consent of the Trust, hereby appoints the Sub-Adviser to provide day-to-day investment advisory services to the Fund for the periods and on the terms set forth in this Agreement. Sub-Adviser accepts the appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.   Delivery of Documents
     ---------------------

     The  Trust  has   furnished   Sub-Adviser   with   properly   certified  or
authenticated copies of each of the following:

     o The Trust's Amended and Restated Declaration of Trust as filed with the Commonwealth of Massachusetts;

     o    The Trust's Amended and Restated By-Laws;

     o    Resolutions  of  the  Trust's  Board  of  Trustees   authorizing   the
          appointment of Sub-Adviser and approving this Agreement;

     o    The  Trust's  most  current   Registration   Statement  on  form  N-1A
          promulgated under the 1940 Act and under the Securities Act of 1933, as amended (the "1933 Act");

     o The Trust's current Prospectus and Statement of Additional Information (together called the "Prospectus")

     The Trust will furnish Sub-Adviser from time to time with properly certified or authenticated copies of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC and/or state authorities.

3.   Management
     ----------

     Subject to the supervision of the Trust's Board of Trustees and Adviser, Sub-Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. Sub-Adviser will provide the services under this Agreement in accordance with the Funds investment objectives, policies and restrictions as such are set forth in the prospectus from time to time. Sub-Adviser further agrees that it:

     o Will conform its activities to all applicable rules and Regulations of the SEC and will, in addition, conduct its activities under this agreement in accordance with the regulations of any other Federal and State agencies which may now or in the future have jurisdiction over its activities under this Agreement;

     o Will place orders pursuant to its investment determinations for the Fund either directly with the respective issuers or with any broker or dealer. In placing orders with brokers or dealers, Sub-Adviser will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when Sub-Adviser believes two or more brokers or dealers are comparable in price and execution, Sub-Adviser may prefer: (I) brokers and dealers who provide the Fund with research advice and other services, or who recommend or sell Trust shares, and (II) brokers who are affiliated with the Fund, Adviser, and/or Sub-Adviser; provided, however, that in no instance will portfolio securities be purchased from or sold to Sub-Adviser in principal transactions; and

     o Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Fund.

4.   Services not Exclusive
     ----------------------

     The advisory services to be furnished by Sub-Adviser hereunder are not to be considered exclusive, and Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby; provided, however, that without the written consent of the Trustees of the Trust, Sub-Adviser will not serve as an investment advisor to any other investment company having a similar investment objective to that of the fund.

5.   Books and Records
     -----------------

     In compliance with Rule 31a-3 promulgated under the 1940 Act, Sub-Adviser hereby agrees that all records which it maintains for the benefit of the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 promulgated under the 1940 Act, the records required to be maintained by it pursuant to Rule 31a-1 promulgated under the 1940 Act that are not maintained by others on behalf of the Fund.

6.   Expenses
     --------

     During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its investment advisory services furnished to the Fund other than the costs of securities and other investments (including brokerage commissions and other transaction charges) purchased or sold for the Fund.

7.   Compensation
     ------------

     Adviser will pay to Sub-Adviser, and Sub-Adviser will accept as full compensation for its services rendered hereunder, an investment advisory fee as set forth on Schedule A attached to this Agreement and incorporated by reference herein, which Schedule A may be amended from time to time by mutual agreement of the Trust, Adviser and shareholders as applicable. All parties to this Agreement do hereby authorize and instruct the Fund's Administrator,

Declaration Service Company, or its successor, to provide a calculation each month of the gross amount due the Advisor, to deduct such amounts from the investment advisory fee payable to Adviser under its investment advisory agreement with the Fund, and to remit such fee payments directly to Sub-Adviser pursuant to Schedule A.

8.   Limitation of Liability
     -----------------------

     Sub-Adviser shall not be liable for any error of judgment, mistake of law or for any other loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

9.   Duration and Termination
     ------------------------

     This Agreement shall become effective as of the date first written above and, unless sooner terminated as provided herein, shall continue in effect for two years. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually:

     o By the vote of a majority of those members of the Board of Trustees who are not parties to the Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and
     o By vote of either the Board of Trustees or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund.

     Notwithstanding the foregoing, this Agreement may be terminated by the Trust or by Adviser or by Sub-Adviser at any time upon sixty (60) days written notice, without payment of any penalty. Any such termination by the Trust must be authorized by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940
Act).

10.  Amendment of this Agreement
     ---------------------------

     No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

11.  Miscellaneous
     -------------

     The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors.

12.  Counterparts
     ------------

     This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original, and all of which, together, shall constitute one Agreement.

13.  Governing Law
     -------------

     This Agreement shall be construed in accordance with, and governed by, the laws of the Commonwealth of Pennsylvania.

14.  Notices
     -------

     Except as otherwise provided in this Agreement, any notice or other communication required by or permitted to be given in connection with this Agreement will be in writing and will be delivered in person or sent by first class mail, postage prepaid or by prepaid overnight delivery service to the respective parties as follows:

If to the Trust:                        If to the Adviser:
----------------                        ------------------

Quaker Investment Trust                 Quaker Management Corp.
1288 Valley Forge Road, Suite 76        1288 Valley Forge Road, Suite 75
Valley Forge, PA  19482                 Valley Forge, PA  19482
Jeffry H. King                          David Dameron
Chairman                                President

If to the Sub-Adviser:
---------------------

Aronson + Partners
230 South Broad Street, 20th Floor
Philadelphia, PA 19012
Theodore R. Aronson
President

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

Attest:                                 QUAKER INVESTMENT TRUST

By: _______________________             By: ____________________________
Title:                                  Jeffry H. King
                                        Title: Chairman

Attest:                                 QUAKER MANAGEMENT CORP.

By: _______________________             By: ____________________________
Title:                                  David Dameron
                                        Title: President


Attest:                                 ARONSON + PARTNERS

By: ________________________            By: ____________________________
Title:                                  Theodore R. Aronson
                                        Title: President

                                   SCHEDULE A
                                       TO
                             SUB-ADVISORY AGREEMENT
                                       OF
                             QUAKER INVESTMENT TRUST

Under the Sub-Advisory Agreement with the Trust to which this Schedule A is attached and made a part of, Adviser shall pay to Aronson a base fee (Base Fee) at an annual rate of 0.90% of the daily net assets of the Fund to be computed and paid quarterly; provided, however, that the following adjustment factors will be applied to the Base Fee to determine net fees payable to Aronson:.

Cumulative Running 12 months                Performance Fee
Return of Fund vs. the Index*               Adjustment

Less than + 1.0%                            0.3333 X Base Fee
Between +1.0 and +1.5%                      0.4664 X Base Fee
Between +1.5 and +2.0%                      0.5998 X Base Fee
Between +2.0 and +2.5%                      0.7332 X Base Fee
Between +2.5 and + 3.0%                     0.8666 X Base Fee
At +3.0%                                    1.0000 X Base Fee
Between +3.0 and + 3.5%                     1.1334 X Base Fee
Between +3.5 and + 4.0%                     1.2668 X Base Fee
Between +4.0 and + 4.5%                     1.4002 X Base Fee
Between +4.5 and + 5.0%                     1.5336 X Base Fee
More than +5.0%                             1.6667 X Base Fee

* The "Index" refers to the Russell 2000 Index, a widely recognized, unmanaged index of approximately 2000 companies in the United States. The Index is generally considered to represent approximately 90% of the publicly traded companies in the United States as measured by market capitalization. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

                                    EXHIBIT 6

                    FORM OF SUB-INVESTMENT ADVISORY AGREEMENT
                             FOR ALM ADVISORS, INC.

                             QUAKER INVESTMENT TRUST
                        SUB-INVESTMENT ADVISORY AGREEMENT

     This AGREEMENT is made as of the 16TH day of June, 2000, by and between Quaker Investment Trust (the "Trust"), Quaker Management Corp. (the "Adviser") and ALM Advisors, Inc., a California corporation (the "Sub-Adviser").

                                    RECITALS

     WHEREAS, the Trust is organized under the laws of the state of Massachusetts as an unincorporated business trust operating and registered as an open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust is authorized by its Amended and Restated Declaration of Trust and by-laws to issue separate Portfolios of shares representing interests in separate investment portfolios (the "Portfolios"), and

     WHEREAS, The Trust has authorized the issuance of shares of beneficial interest in, among others, two Portfolios known as the Quaker Fixed Income Fund and the Quaker High Yield Fund (each a "Fund and together the "Funds"), and;

     WHEREAS,   Adviser  is  registered  as  an  investment  adviser  under  the
Investment Advisers Act of 1940, as amended (the "Advisers Act") and engages in the business of asset management; and

     WHEREAS, the Trust has retained Adviser to furnish investment advisory services to the Funds pursuant to a written agreement dated May 31, 2000;

     WHEREAS, Adviser, with the consent of the Trust, desires to retain Sub-Adviser to furnish day-to-day investment advisory services to the Funds pursuant to the terms and conditions of this Agreement, and Sub-Adviser is willing to so furnish such services

     NOW THEREFORE, in consideration of the foregoing and the agreements and covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

1    Appointment
     -----------

     Adviser, with the consent of the Trust, hereby appoints the Sub-Adviser to provide day-to-day investment advisory services to the Funds for the periods and on the terms set forth in this Agreement. Sub-Adviser accepts the appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.   Delivery of Documents
     ---------------------

     The  Trust  has   furnished   Sub-Adviser   with   properly   certified  or
authenticated copies of each of the following:

     o The Trust's Amended and Restated Declaration of Trust as filed with the Commonwealth of Massachusetts;

     o    The Trust's Amended and Restated By-Laws;

     o    Resolutions  of  the  Trust's  Board  of  Trustees   authorizing   the
          appointment of Sub-Adviser and approving this Agreement;

     o    The  Trust's  most  current   Registration   Statement  on  form  N-1A
          promulgated under the 1940 Act and under the Securities Act of 1933, as amended (the "1933 Act");

     o The Trust's current Prospectus and Statement of Additional Information (together called the "Prospectus")

     The Trust will furnish Sub-Adviser from time to time with properly certified or authenticated copies of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC and/or state authorities.

3.   Management
     ----------

     Subject to the supervision of the Trust's Board of Trustees and Adviser, Sub-Adviser will provide a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Funds. Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Funds. Sub-Adviser will provide the services under this Agreement in accordance with each Fund's investment objectives, policies and restrictions as such are set forth in the prospectus from time to time. Sub-Adviser further agrees that it:

     o Will conform its activities to all applicable rules and Regulations of the SEC and will, in addition, conduct its activities under this agreement in accordance with the regulations of any other Federal and State agencies which may now or in the future have jurisdiction over its activities under this Agreement;

     o Will place orders pursuant to its investment determinations for the Funds either directly with the respective issuers or with any broker or dealer. In placing orders with brokers or dealers, Sub-Adviser will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when Sub-Adviser believes two or more brokers or dealers are comparable in price and execution, Sub-Adviser may prefer: (I) brokers and dealers who provide the Funds with research advice and other services, or who recommend or sell Trust shares, and (II) brokers who are affiliated with the Funds, Adviser, and/or Sub-Adviser; provided, however, that in no instance will portfolio securities be purchased from or sold to Sub-Adviser in principal transactions; and

     o Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Funds.

4.   Services not Exclusive
     ----------------------

     The advisory services to be furnished by Sub-Adviser hereunder are not to be considered exclusive, and Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby; provided, however, that without the written consent of the Trustees of the Trust, Sub-Adviser will not serve as an investment advisor to any other investment company having a similar investment objective to that of either Fund.

5.   Books and Records
     -----------------

     In compliance with Rule 31a-3 promulgated under the 1940 Act, Sub-Adviser hereby agrees that all records which it maintains for the benefit of the Fund are the property of the Funds and further agrees to surrender promptly to the Funds any of such records upon any Fund's request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 promulgated under the 1940 Act, the records required to be maintained by it pursuant to Rule 31a-1 promulgated under the 1940 Act that are not maintained by others on behalf of the Funds.

6.   Expenses
     --------

     During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its investment advisory services furnished to the Funds other than the costs of securities and other investments (including brokerage commissions and other transaction charges) purchased or sold for the Funds.

7.   Compensation
     ------------

     Adviser will pay to Sub-Adviser, and Sub-Adviser will accept as full compensation for its services rendered hereunder, an investment advisory fee, computed at the end of each month and payable within five (5) business days thereafter, equal to the annual rate of 0.50% of the average daily net assets of the Quaker Fixed Income Fund and

0.75% of the average daily net assets of the Quaker High Yield Fund. All parties to this Agreement do hereby authorize and instruct the Fund's Administrator, Declaration Service Company, or its successor, to provide a calculation each month of the gross amounts due the Advisor for its services to each Fund, to deduct such amounts from the investment advisory fee payable to Adviser under its investment advisory agreement with each Fund, and to remit such fee payments directly to Sub-Adviser.

8.   Limitation of Liability
     -----------------------

     Sub-Adviser shall not be liable for any error of judgment, mistake of law or for any other loss suffered by the Funds in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

9.   Duration and Termination
     ------------------------

     This Agreement shall become effective as of the date first written above and, unless sooner terminated as provided herein, shall continue in effect for two years. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually:

     o By the vote of a majority of those members of the Board of Trustees who are not parties to the Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and

     o By vote of either the Board of Trustees or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Funds.

     Notwithstanding the foregoing, this Agreement may be terminated by the Trust or by Adviser or by Sub-Adviser at any time upon sixty (60) days written notice, without payment of any penalty. Any such termination by the Trust must be authorized by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940
Act).

10.  Amendment of this Agreement
     ---------------------------

     No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the applicable Fund's outstanding voting securities (as defined in the 1940 Act).

11.  Miscellaneous
     -------------

     The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors.

12.  Counterparts
     ------------

     This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original, and all of which, together, shall constitute one Agreement.

13.  Governing Law
     -------------

     This Agreement shall be construed in accordance with, and governed by, the laws of the Commonwealth of Pennsylvania.

14.  Notices
     -------

     Except as otherwise provided in this Agreement, any notice or other communication required by or permitted to be given in connection with this Agreement will be in writing and will be delivered in person or sent by first class mail, postage prepaid or by prepaid overnight delivery service to the respective parties as follows:

If to the Trust:                        If to the Adviser:
----------------                        ------------------

Quaker Investment Trust                 Quaker Management Corp.
1288 Valley Forge Road, Suite 76        1288 Valley Forge Road, Suite 75
Valley Forge, PA  19482                 Valley Forge, PA  19482
Jeffry H. King                          David Dameron
Chairman                                President

If to the Sub-Adviser:
---------------------

ALM Advisors, Inc.
750 E. Green Street, Suite 315
Pasadena, CA  91101
Jeffry Rollert
President

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

Attest:                                 QUAKER INVESTMENT TRUST

By: _______________________             By: ____________________________
Title:                                  Jeffry H. King
                                        Title: Chairman

Attest:                                 QUAKER MANAGEMENT CORP.

By: _______________________             By: ____________________________
Title:                                  David Dameron
                                        Title: President

Attest:                                 ALM ADVISORS, INC.

By: ________________________            By: ____________________________
Title:                                  Jeffry G. Rollert
                                        Title: President

--------------------------------------------------------------------------------
                                     BALLOT
--------------------------------------------------------------------------------
                           THE QUAKER INVESTMENT TRUST

PROPOSAL # 1.  APPROVE  A  NEW   INVESTMENT   ADVISORY   AGREEMENT  WITH  QUAKER
               MANAGEMENT CORP. TO SERVE AS INVESTMENT ADVISER TO EACH FUND.

Quaker Core Equity Fund Shareholders Only:
-----------------------------------------
For               Against           Abstain
/ /               / /               / /

Quaker Large-Cap Value Fund Shareholders Only:
---------------------------------------------
For               Against           Abstain
/ /               / /               / /

Quaker Small-Cap Value Fund Shareholders Only:
---------------------------------------------
For               Against           Abstain
/ /               / /               / /

Quaker Aggressive Growth Fund Shareholders Only:
-----------------------------------------------
For               Against           Abstain
/ /               / /               / /

Quaker Mid-Cap Value Fund Shareholders Only:
-------------------------------------------
For               Against           Abstain
/ /               / /               / /

Quaker Fixed Income Fund Shareholders Only:
------------------------------------------
For               Against           Abstain
/ /               / /               / /

PROPOSAL # 2.  APPROVE  NEW SUB-INVESTMENT ADVISORY AGREEMENTS AS FOLLOWS:

2(a) Quaker Core Equity Fund  Shareholders  Only:  Approve a new  Sub-Investment
     Advisory Agreement with Geewax, Terker and Co.

                  For               Against           Abstain
                  / /               / /               / /

2(b) Quaker   Aggressive   Growth  Fund   Shareholders   Only:   Approve  a  new
     Sub-Investment Advisory Agreement with Quaker Financial Management, Inc.

                  For               Against           Abstain
                  / /               / /               / /

2(c) Quaker Large-Cap Value Fund Shareholders Only: Approve a new Sub-Investment
     Advisory Agreement with Compu-Val Investments, Inc.

                  For               Against           Abstain
                  / /               / /               / /

2(d) Quaker Mid-Cap Value Fund Shareholders  Only:  Approve a new Sub-Investment
     Advisory Agreement with Compu-Val Investments, Inc.

                  For               Against           Abstain
                  / /               / /               / /

2(e) Quaker Small-Cap Value Fund Shareholders Only: Approve a new Sub-Investment
     Advisory Agreement with Aronson + Partners.

                  For               Against           Abstain
                  / /               / /               / /

2(e) Quaker Fixed Income Fund Shareholders  Only:  Approve a new  Sub-Investment
     Advisory Agreement with ALM Advisors, Inc..

                  For               Against           Abstain
                  / /               / /               / /

PROPOSAL # 3.  APPROVE THE CONVERSION OF NO-LOAD SHARES TO CLASS A SHARES:

Quaker Core Equity Fund Shareholders Only:
-----------------------------------------
For               Against           Abstain
/ /               / /               / /

Quaker Large-Cap Value Fund Shareholders Only:
---------------------------------------------
For               Against           Abstain
/ /               / /               / /

Quaker Small-Cap Value Fund Shareholders Only:
---------------------------------------------
For               Against           Abstain
/ /               / /               / /

Quaker Aggressive Growth Fund Shareholders Only:
-----------------------------------------------
For               Against           Abstain
/ /               / /               / /

Quaker Mid-Cap Value Fund Shareholders Only:
-------------------------------------------
For               Against           Abstain
/ /               / /               / /

Quaker Fixed Income Fund Shareholders Only:
------------------------------------------
For               Against           Abstain
/ /               / /               / /

Signature(s) (All registered owners of accounts shown to the left must sign. If signing for a corporation, estate or trust, please indicate your capacity or title.)

X
--------------------------------------------------------------------------------
Signature                                                      Date

X
--------------------------------------------------------------------------------
Signature                                                      Date

PLEASE VOTE TODAY!

Please vote all issues shown on your ballot.

Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each ballot. On all Items, mark -- For, Against or Abstain. Then sign, date and return your ballot in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the ballot, must sign the ballot. If you are signing for a corporation, trust or estate, please indicate your title or position.

                   THANK YOU FOR MAILING YOUR BALLOT PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for your other accounts with the Trust. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint Linda Coyne, Krista Ziegler and David Ganley, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held June 16, 2000, and at any adjournments thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting. Your shares will be voted in accordance with your designations on this proxy. If no specification is made herein, all shares will be voted "FOR" the proposals set forth on this proxy. THE PROXY IS SOLICITED BY THE BOARD OF TRUST WHICH RECOMMENDS A VOTE "FOR" ALL MATTERS.